As filed with the Securities and Exchange Commission
                          on March 1, 1999

                                      1940 Act Registration No. 811-4231
                                               1933 Act File No. 2-95943


                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC   20549

                              FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             /X/
                                                                    ---
     Pre-Effective Amendment No.                                    / /
                                  --
     Post-Effective Amendment No. 25                                /X/
                                  --
                                                                    ---

                                  and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/
                                                                    ---

                           Amendment No. 25
                                         --

                    (Check appropriate box or boxes)

                        The Rightime Fund, Inc.
          (Exact Name of Registrant as Specified in Charter)

             218 Glenside Avenue, Wyncote, PA 19095-1595
         (Address of Principal Executive Offices) (Zip Code)

                            (800) 866-9393
         Registrant's Telephone Number, Including Area Code

                       The Rightime Fund, Inc.
                     David J. Rights, President
                         218 Glenside Avenue
                      Wyncote,  PA  19095-1595
               (Name and Address of Agent for Service)

               Please send copies of communications to
                     Steven M. Felsenstein, Esq.
                Stradley, Ronon, Stevens & Young, LLP
                      2600 One Commerce Square
                     Philadelphia, PA 19103-7098

It is proposed that this filing will become effective

       X  immediately upon filing pursuant to paragraph (b)
      ---
          on      pursuant to paragraph (b)
      ---    ----
          60 days after filing pursuant to paragraph (a)(1)
      ---
          on      pursuant to paragraph (a)(1)
      ---    ----
          75 days after filing pursuant to paragraph (a)(2)
      ---
          on      pursuant to paragraph (a)(2) of Rule 485.
      ---    ----

If appropriate, check the following box:
      ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being registered - Common Stock, $0.01 par value.


CROSS REFERENCE SHEET

Part A
Item No.                             Information Required in a Prospectus
Item 1.  Front and Back Cover Pages  Front and Back Cover Pages


Item 2.  Risk/Return Summary:        Risk/Return Summary; Performance
         Investments, Risks and      Information; Investment Objective,
         Performance                 Strategies and Risks; Additional
                                     Investment Policies


Item 3.  Risk/Return Summary:
         Fee Table                   Fees and Expenses



Item 4.  Investment Objectives,      Investment Objective, Strategies
         Principal Investment        and Risks; Additional
         Strategies, and Related     Investment Policies
         Risks

Item 5.  Management's Discussion     Performance Information
         of Fund Performance

Item 6.  Management, Organization    Investment Advisor; Administrator,
         and Capital Structure       Transfer Agent and Custodian,

Item 7.  Shareholder Information     Distribution of Shares; Pricing
                                     of Fund Shares; Purchasing Shares; Selling
                                     Shares; Automatic Investment Plan; Exchange
                                     of Fund Shares; Systematic Withdrawal Plan;
                                     Dividends, Distributions and Taxes

Item 8.  Distribution                Distributions of Shares;
         Arrangements                Distributions and Taxes



Item 9.  Financial Highlights        Financial Highlights
         Information


Statement of Additional Information


Part B
                                     Information Required in a Statement of
Item No.                             Additional Information

Item 10. Cover Page and Table of     Cover Page and Table of Contents
         Contents


Item 11. Fund History                Information About the Fund


Item 12. Description of the Fund     Investment Objectives and Policies;
         and Its Investments         Portfolio Turnover; Investment; Investment
         and Risks                   Restrictions


Item 13. Management of the Fund      Investment Advisor


Item 14. Control Persons             Investment Advisor; Officers and Directors
         and Principal Holders       of the Fund
         of Securities


Item 15. Investment Advisory         Investment Advisor; Distributor;
         and Other Services          Administrator; Custodian; Transfer Agent;
                                     Distribution Plan; General Operations


Item 16. Brokerage Allocation        Allocation of Portfolio Brokerage
         and Other Practices

Item 17. Capital Stock and Other     Capital Stock
         Securities


Item 18. Purchases, Redemption,      Purchase of Shares
         and Pricing of Shares


Item 19. Taxation of the Fund        Dividends, Distributions and Taxes


Item 20. Underwriters                Distributor


Item 21. Calculation of              Performance
         Performance Data


Item 22. Financial Statements        Financial Statements


Part C
Item No.                             Other Information

Item 23. Exhibits                    Exhibits


Item 24. Persons Controlled by       Persons Controlled by or
         or Under Common Control     Under Common Control with the Fund
         with the Fund


Item 25. Indemnification             Indemnification


Item 26. Business and Other          Business and Other Connections of
         Connections of the          the Investment Adviser
         Investment Adviser


Item 27. Principal Underwriters      Principal Underwriters


Item 28. Location of Accounts        Location of Accounts and Records
         and Records


Item 29. Management Services         Management Services


Item 30. Undertakings                Undertakings





RIGHTIME
FAMILY OF FUNDS

THE RIGHTIME FUND
THE RIGHTIME BLUE CHIP FUND
THE RIGHTIME MIDCAP FUND
THE RIGHTIME SOCIAL AWARENESS FUND

PROSPECTUS

MARCH 1, 1999


As with all mutual funds, the
U.S. Securities and Exchange Commission
has not approved or disapproved these securities and has not determined the accuracy or completeness of this Prospectus.
It is a criminal offense to state otherwise.

THE RIGHTIME FUNDS                   Table of Contents

                                Summary of the Funds
------------------------------------------------------------------------
Carefully review this very       Overall Investment Philosphy
important section, which        3 The Rightime Fund
summarizes each Fund's          4 The Rightime Blue Chip Fund
investment policies, risks,     5 The Rightime MidCap Fund
performance and fees.           5 The Rightime Social Awareness Fund
                                7 Performance Information
                                10 Fees and Expenses

                                Investment Objective, Strategies & Risks
------------------------------------------------------------------------
Review this section for more    11 The Rightime Fund
detailed information on         12 The Rightime Blue Chip Fund
each Fund's investment          13 The Rightime MidCap Fund
policies & risks.               13 The Rightime Social Awareness Fund

                                Management of the Fund
------------------------------------------------------------------------
This section describes the      17 Investment Advisor
management of the Funds.        17 Advisory Agreement and Fees
                                18 Administrator, Transfer Agent
                                   & Custodian

                                Shareholder Account Information
------------------------------------------------------------------------
This section will explain       19 Distribution of Shares
how to open and maintain        19 Pricing of Shares
your account with us,           19 Purchasing and Selling Shares
including how to buy, sell      23 Dividends, Distributions & Taxes
and exchange shares of the
Fund.

                                Other Information About the Fund
------------------------------------------------------------------------
                                23 Shareholder Inquiries
                                23 Financial Highlights

RIGHTIME FAMILY OF FUNDS

Overall Investment Philosophy

The Rightime Family of Fund's is made up of four separate mutual funds managed according to a common investment philosophy. The Funds pursue their objectives by investing in varying portfolios of securities. The investment advisor for each Fund, Rightime Econometrics, Inc., uses analytical techniques which seek to anticipate and identify major market trends which the Advisor believes can affect securities markets over periods of time.

Each Fund establishes an "aggressive" strategy when the Advisor anticipates a generally rising trend in the securities markets, by investing in securities that the Advisor believes will benefit from the rising trend. Each Fund establishes a "conservative" strategy when the Advisor anticipates a generally declining trend in the securities markets. In that case, the Advisor restructures the Funds' portfolios, emphasizing income over gains and stability of principal.

THE RIGHTIME FUND

Investment Objective

* The objective of the Fund is to achieve high total return consistent with reasonable risk.

Principal Investment Strategies

* The Fund concentrates its investments in shares of other investment companies (mutual funds) and can also make other investments consistent with its objective. When using an aggressive strategy, the Advisor selects funds and other investments that it believes will perform well during a rising trend in securities markets.
  The Fund uses a flexible approach when selecting fund investments that is not limited by the underlying fund's investment style (such as Growth, Value, or Balanced) or market capitalization range. When the Advisor anticipates a declining trend, the Fund will adopt a conservative strategy to invest in cash equivalents, money market funds and other investments intended to preserve capital and control risk. In utilizing both the aggressive and conservative strategies, the Fund may use options or futures on securities or indexes as hedging techniques to assist the Advisor in restructuring the Fund's portfolio.

Principal Risks

* The Fund may invest in funds that invest primarily in common stocks. Since common stock prices fluctuate in response to market, economic and business conditions, and can decline over short or even extended periods, the value of an investment in the Fund may go up or down and you could lose money.

* By investing in shares of investment companies, the Fund indirectly pays a portion of the operating, management and other expenses of that investment company. Therefore, the Fund's investors may indirectly pay higher total operating expenses and other costs than they might pay by owning the underlying investment company directly.

* The Fund may be affected by losses of the underlying investment companies and the level of risk arising from the investment practices of such companies. The Fund has no control over the risks taken by such investment companies.

* The Advisor uses analytical techniques to anticipate and identify major market trends in order to restructure the Fund's portfolio under an aggressive or conservative strategy. If the Advisor incorrectly judges turns in the market, the Fund may lose opportunities for gains or it may experience losses.

* Use of hedging techniques by the Fund carries additional risks. For example, since the Fund invests in other investment companies, an unexpected restructuring of the portfolio of an underlying investment company could have an unexpected, and possibly adverse, effect on the hedging efforts of the Advisor. In addition, the success of any hedging position depends on the ability of the Advisor to predict stock and interest rate movements.

THE RIGHTIME BLUE CHIP FUND

Investment Objective

* The objective of the Fund is to achieve high total return consistent with reasonable risk.

Principal Investment Strategies

* The Fund seeks to achieve its objective by investing primarily in Blue Chip securities ("Blue Chips") and in instruments such as options or futures that are based on Blue Chips. Blue Chips include common stocks of companies which have: larger market capitalizations ($5 billion); established history of earnings and dividends; and a large number of public shareholders; and which are traded on major stock exchanges. At least 65% of the Fund's assets will be invested in Blue Chips and related instruments and up to 100% may be so invested. When using an aggressive strategy, the Fund will invest in Blue Chip securities and related instruments which it believes will benefit from a rising trend in securities markets. When using a conservative strategy, the Fund may invest up to 35% of its assets in securities other than Blue Chips, such as cash, cash equivalents, bonds and other debt obligations in an effort to control risk. In utilizing both the aggressive and conservative strategies, the Fund may use options or futures on securities or indexes as hedging techniques to assist the Advisor in restructuring the portfolio.

Principal Risks

* Common stock prices fluctuate in response to market, economic and business conditions and can decline over short or even extended periods. Therefore, the value of your investment may go up or down and you could lose money. There is the risk that the Fund will not attain its objective by using either the aggressive or conservative investment strategy.

* The Advisor uses analytical techniques to anticipate and identify major market trends in order to restructure the Fund's portfolio under an aggressive or conservative strategy. If the Advisor incorrectly judges turns in the market, the Fund may lose opportunities for gains or it may experience losses.

* The use of hedging techniques carries additional risks. The success or failure of any hedging position depends on the ability of the Fund's Advisor to predict stock and interest rate movements.

THE RIGHTIME MIDCAP FUND

Investment Objective

* The objective of the Fund is to achieve high total return consistent with reasonable risk.

Principal Investment Strategies

* The Fund seeks to achieve its objective by investing primarily in securities of companies with medium-size market capitalizations ("MidCaps") between $200 million and $5 billion and in instruments such as options or futures that are based on MidCaps. At least 65% of the Fund's assets will be invested in MidCaps and related instruments, and up to 100% may be so invested. When using an aggressive strategy, the Fund will invest in MidCap securities and related instruments which it believes will benefit form a rising trend in securities markets. When using a conservative strategy, the Fund may invest up to 35% of its assets in securities other than MidCaps, such as cash, cash equivalents, bonds and other debt obligations in an effort to control risk. In utilizing both the aggressive and conservative strategies, the Fund may use options or futures on securities or indexes as hedging techniques to assist in restructuring the portfolio.

Principal Risks

* Common stock prices fluctuate in response to market, economic and business conditions and can decline over short or even extended periods. Therefore, the value of your investment may go up or down and you could lose money. There is the risk that the Fund will not attain its objective by using either the aggressive or conservative investment strategy.

* Since MidCaps are not as broadly traded as securities of larger capitalized companies, they are often subject to wider and more abrupt fluctuations in market prices. In addition, these securities may not be as widely researched in the market.

* The Advisor uses analytical techniques to anticipate and identify major market trends in order to restructure the Fund's portfolio under an aggressive or conservative strategy. If the Advisor incorrectly judges turns in the market, the Fund may lose opportunities for gains or it may experience losses.

* The use of hedging techniques carries additional risks. The success or failure of any hedging position depends on the ability of the Fund's Advisor to predict stock and interest rate movements.

THE RIGHTIME SOCIAL AWARENESS FUND

Investment Objectives

* The Fund's primary objective is to achieve growth of capital and its secondary objective is current income, consistent with reasonable risk.

Principal Investment Strategies

* The Fund seeks to achieve its objectives by investing in securities of companies with prospects for above-average capital growth and which also show evidence in the conduct of their business, of contributing to the enhancement of the quality of human life. This may include companies which conduct their business in a socially responsible manner with a demonstrated commitment to certain social issues or enterprises that make a significant contribution to society through their products and services. The Advisor analyzes growth prospects based on an analysis of economic factors, industries, trends, sales, earnings, products or services, or new technologies or markets. At least 65% of the Fund's assets will be invested in securities of companies that satisfy the financial and social criteria described. The Fund will invest primarily in common stocks, but it may also invest in securities convertible into common stocks, preferred stocks and other securities including options and futures on securities or indexes. When using an aggressive strategy, the Fund will invest in growth stocks and related securities which it believes will benefit from a rising trend in securities markets. When using a conservative strategy, the Fund may invest in cash, cash equivalents, bonds and other debt obligations in an effort to control risk. In using both the aggressive and conservative strategies, the Fund may use options or futures on securities or indexes as hedging techniques to assist in the restructuring of the portfolio.

Principal Risks

* Common stock prices fluctuate in response to market, economic and business conditions and can decline over short or even extended periods. Therefore, the value of your investment may go up or down and you could lose money. There is the risk that the Fund will not attain its objective by using either the aggressive or conservative investment strategy.

* The Fund may invest in smaller, less well-know companies which may involve greater risk than investing in securities of more established companies.

* The Fund's social criteria may limit the availability of investment opportunities. Also, the Fund's Advisor may change the social criteria used to rate social performance of an issuer without notice to or approval by the Fund's shareholders.

* The use of hedging techniques carries additional risks. The success or failure of any hedging position depends on the ability of the Fund's Advisor to predict stock and interest rate movements.

The Funds may not achieve their respective investment goals and they are not intended to serve as a complete investment program. Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Performance Information

The charts and tables that follow help to show the returns and risks of investing the various Funds. The bar charts show changes in each Fund's yearly performance over the life of the Fund and the tables compare each Fund's average annual returns with those of relevant indexes for the past one, five, and ten year periods, and for the life of the Fund. You should keep in mind that the Fund's past performance is not necessarily an indication of the Fund's future performance.

[GRAPHIC OMITTED: vertical bar chart THE RIGHTIME FUND]

THE RIGHTIME FUND

1989 - 11.82%

1990 -  1.20%

1991 - 30.14%

1992 -  3.65%

1993 -  8.06%

1994 -  0.83%

1995 - 26.89%

1996 -  8.59%

1997 - -2.18%

1998 - 30.44%

Best Quarter: Q4 1998 18.25%      Worst Quarter: Q3 1986 -12.53%


[GRAPHIC OMITTED: vertical bar chart THE RIGHTIME BLUE CHIP FUND]

THE RIGHTIME BLUE CHIP FUND

1989 - 19.56%

1990 -  1.32%

1991 - 23.12%

1992 -  4.10%

1993 -  7.35%

1994 -  2.22%

1995 - 28.98%

1996 - 10.87%

1997 -  4.09%

1998 - 33.91%

Best Quarter: Q4 1998 15.58%      Worst Quarter: Q3 1998 -14.45


[GRAPHIC OMITTED: vertical bar chart THE RIGHTIME MIDCAP FUND]

THE RIGHTIME MIDCAP FUND

1991 -  5.44%

1992 - 11.52%

1993 -  5.81%

1994 -  1.90%

1995 - 23.99%

1996 - 10.75%

1997 -  5.44%

1998 - 37.16%

Best Quarter: Q4 1998 21.24%      Worst Quarter: Q2 1992 -3.36%


[GRAPHIC OMITTED: vertical bar chart THE RIGHTIME SOCIAL AWARENESS FUND]

THE RIGHTIME SOCIAL AWARENESS FUND

1990 - -7.03%

1991 - 23.39%

1992 - 12.59%

1993 - -2.27%

1994 -  1.56%

1995 - 28.65%

1996 - 12.82%

1997 -  9.70%

1998 - 36.34%

Best Quarter: Q4 1998 36.34%      Worst Quarter: Q3 1990 -5.18

These bar charts do no reflect the impact of any applicable sales charges. If these charges were reflected, returns would be less than those shown.





Average Annual Total Returns (for the periods ending December 31, 1998) Net off Sales Charges.
------------------------------------------------------------------------------------------------------

                              Past One Year     Past Five Years     Past Ten Years     Since Inception
                                                                                         17-Sep-85

The Rightime Fund                30.44%              12.13%              11.32%            11.79%
Standard and Poor's Mid-Cap
400 Index*                       19.11%              18.88%              19.34%            18.46%
Lipper Balanced Fund Index**     15.09%              13.88%              13.31%            13.65%

                              Past One Year     Past Five Years     Past Ten Years     Since Inception
                                                                                         22-Jul-87
The Rightime Blue Chip Fund      27.54%              14.17%              12.45%            11.08%
Standard and Poor's 500
Stock Index***                   28.04%              23.93%              19.20%            15.96%
Lipper Balanced Fund Index**     15.09%              13.88%              13.31%            11.30%

                              Past One Year     Past Five Years     Past Ten Years     Since Inception
                                                                                          11-Nov-91
The Rightime MidCap Fund         30.64%              15.12%                 N/A             13.04%
Standard and Poor's MidCap
400 Index*                       19.11%              18.88%                 N/A             17.92%
Lipper Balanced Fund Index**     15.09%              13.88%                 N/A             13.14%

                              Past One Year     Past Five Years        Past Ten Years  Since Inception
                                                                                           1-Mar-90
The Rightime Social
Awareness Fund                   29.85%              16.00%                 N/A             11.66%
Standard and Poor's 500
Stock Index***                   28.04%              23.93%                 N/A             19.06%
Lipper Balanced Fund Index**     15.09%              13.88%                 N/A             13.35%

* Standard & Poor's MidCap 400 Index is an unmanaged index composed of 400 domestic and Canadian stocks which measures the mid-range sector of the U.S. stock market. The index assumes reinvestment of all dividends/distributions and does not reflect any asset-based charges for investment manager or other expenses.

** Lipper Balanced Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying mutual funds with a balanced objective. Lipper defines a balanced fund as a fund whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds.
    The Balanced Fund Index is presented for comparison because it reflects a risk level that is most equivalent to the risk level undertaken by the Funds in the Rightime Family of Funds. The Rightime Family of Funds utilize a model approach to investing which attempts to control risk by emphasizing income and stability of principal during periods in which the market appears to be in a declining trend. This approach, over full market cycles, tends to invest in equity securities approximately half of the time.

*** Standard & Poor's 500 Stock Index is an unmanaged index composed of
    400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks. The index assumes reinvestment of all dividends/distributions and does not reflect any asset-based charges for investment manager or other expenses.




Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.



--------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Fees
(Fees paid directly from
your investment)
                                                                                                       The
                                                                                        The          Rightime
                                                         The        The Rightime      Rightime        Social
                                                       Rightime       Blue Chip        MidCap       Awareness
                                                         Fund           Fund            Fund           Fund
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (load) on Purchases (as a
percentage of offering price
                                                         None           4.75%           4.75%           4.75%
Sales Charge on Reinvested Dividends                     None            None            None            None
Redemption Fees                                          None            None            None            None
Exchange Fees                                            None            None            None            None
Maximum Account Fee                                      None            None            None            None
--------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------------------------------------------
Advisory Fee                                            0.50%           0.50%           0.50%           0.50%
Distribution and Service
(12b-1) Fees                                            0.75%           0.50%           0.50%           0.50%
Other Expenses                                          1.28%           1.15%           1.25%           1.35%
Total Fund Operating                               ---------       ---------       ---------       ---------
Expenses                                                2.53%           2.15%           2.25%           2.35%
--------------------------------------------------------------------------------------------------------------------




The following Expense Example shows the expenses that you could pay over time and will help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund and that you earn a 5% annual return, with no change in Fund expense levels. The $10,000 and 5% figures are required by SEC rules to aid in comparisons between funds. This Example is for comparison only. Actual fees and expenses will be different.




--------------------------------------------------------------------------------------------------------------------
                                                                                                         The
                                                                              The          The         Rightime
                                                                The         Rightime     Rightime       Social
                                                             Rightime       Blue Chip     MidCap      Awareness
Expense Example                                                Fund           Fund         Fund          Fund
--------------------------------------------------------------------------------------------------------------------

1 Year                                                          $256            $684         $693         $703
3 Years                                                         $789          $1,118       $1,147       $1,175
5 Years                                                       $1,348          $1,577       $1,626       $1,674
10 Years                                                      $2,872          $2,848       $2,945       $3,041
--------------------------------------------------------------------------------------------------------------------




RIGHTIME FAMILY OF FUNDS

Overall Investment Philosophy

The Rightime Family of Funds is made up of four separate mutual funds managed according to a common investment philosophy. Each Fund is a series of The Rightime Fund, Inc. (the "Company"). While the Funds' investment objectives are similar, the Funds differ with respect to the types of securities that they will normally hold in their portfolios. The
Funds use a variety of investment techniques in an effort to balance portfolio risks and to hedge market risks. The investments of each Fund are managed by Rightime Econometrics, Inc., which serves as investment advisor.

The Advisor uses detailed analytical techniques in an effort to anticipate and identify major market trends which the Advisor believes can affect securities markets over periods of time. The Advisor uses this approach to periodically restructure each Fund's portfolio of investments to increase gains or income, or to avoid losses.

Each Fund will establish an "aggressive" portfolio strategy during periods when the Advisor anticipates a generally rising trend in the securities markets, by investing in securities that the Advisor believes will benefit from such a rising trend. During such times, each Fund's pursuit of a high return is tempered by an attempt to limit the Fund to a reasonable level of risk.

Each Fund will establish a "conservative" portfolio strategy during periods when the Advisor anticipates a generally declining trend in securities markets, by investing in a manner that emphasizes dividend or interest income over gains, and seeks to maintain stability of principal. During such times, the Funds utilize investment strategies which the Advisor believes offer greater protection from risk and more conservative expectations.

In addition, when the Advisor anticipates volatile or abnormal market conditions, each Fund may adopt a temporary defensive position to protect the value of its portfolio assets by investing up to 100% of its assets in cash or cash equivalent investments such as U.S. Government or money market securities. A temporary defensive position may reduce a Fund's ability to pursue its investment objective.

The Rightime Fund

The Rightime Fund's objective is to achieve for investors a high total return consistent with reasonable risk. The Fund seeks to achieve this objective by using either an aggressive or conservative strategy depending on market conditions and by concentrating its investments in shares of other registered investment companies. The Fund may also make other investments that are consistent with its objective and policies. The Fund will use a variety of investment techniques in an effort to generate a high total return, which is made up of the net appreciation in the value of its portfolio of investments, together with the interest and dividend income generated by such investments. The Fund's pursuit of high total return is tempered by an attempt to limit the Fund to a reasonable level of risk at all times.

The Fund concentrates its investments in shares of other registered investment companies (mutual funds), which means that the Fund invests more than 25% of its assets in other mutual funds, and may invest up to 100% of its assets in such funds. In order to provide for the Fund's cash flow needs or when the Fund is otherwise pursuing total return, the Fund may invest up to 75% of its assets in other types of investments such as common or preferred stocks, cash equivalents (such as U.S. government securities, repurchase agreements or certificates of deposit), bonds and other debt obligations, stock options, stock index options, or financial futures or options thereon.

During periods when the Advisor anticipates a rising trend in the securities markets, it will seek to achieve the Fund's objective by establishing an aggressive strategy to invest in fund shares or other investments which the Advisor believes will benefit from the rising trend. When selecting mutual funds for investment, the Advisor uses a risk adjusted analysis (which considers the relative volatility of various investments) to evaluate each fund's performance under various market conditions and to consider each fund's potential rewards and risks. In addition to a fund's past and projected performance, the Advisor considers other factors such as the fund's investment objective, investment techniques and portfolio structure, as well as its size and operational policies. The Advisor uses a flexible approach when selecting funds for investment that is not limited to any particular investment style or market capitalization range. As a result, the Advisor may select a mix of funds that are growth-oriented, value-oriented or balanced in nature. In addition, the Fund may use stock options, stock index options, financial futures or options as such futures to hedge the value of its uninvested cash or cash equivalent investments. This technique is designed to enable the Fund to quickly become more fully invested during a rising market, during the period when the Advisor seeks appropriate new investments.

When the Advisor anticipates a generally declining trend in the securities markets, it will establish a conservative strategy to seek to achieve the Fund's objective by investing in shares of money market funds or other investment companies, or by investing up to 75% of its assets in cash, cash equivalent investments, bonds or similar investments. When applying the conservative strategy to securities selection, the Advisor places a greater emphasis on controlling risk, consistent with the objective of the Fund. In addition, the Fund may also seek to achieve its objective during such a period without disturbing or restructuring the portfolio established during an aggressive period by using cash, cash equivalents, proceeds of maturing securities and net assets to purchase or sell other investments such as stocks, bonds and other debt obligations, stock options, stock index options, or financial futures and options on such futures. Stock options, stock index options, financial futures and options thereon are utilized to "hedge" the risks of securities selected during an aggressive strategy, including the risks that exist during the period when the Advisor is selecting suitable investments to restructure the portfolio, and are not entered into for speculative purposes.

While the investment companies in which The Rightime Fund invests will generally not perform in exactly the same proportions as the indexes on which options or futures are available, the Advisor believes it can identify certain ratios reflecting relationships between the previous performance by such companies and the indexes on which the Fund will engage in options or futures transactions, and will attempt to allow for such differences in selecting its "hedging" investments. Because the Fund does not control the underlying investment company, an unexpected and unprecedented restructuring of the portfolio of an underlying investment company could have an unexpected, and possibly adverse, effect on the hedging efforts of the Advisor. If the Fund invested directly in a portfolio of operating companies its hedging efforts usually would not involve the risk of such an intervening level of hedging or defensive investments. This risk is present when the Fund invests in other investment companies, because each is separately managed by advisors or officers who may also hedge simultaneously or take action which may render the Advisor's action ineffective or unsuccessful. The Fund benefits, in this respect, from the study of the prior records of, and the restrictions and limitations applicable to such companies, but is dependent upon the success or failure in these efforts of the Advisor.

The Fund must structure its investments in other investment company shares to comply with certain provisions of federal securities laws. The presently applicable provisions impose limits on the amount of the investment of the Fund's assets, and those of its affiliates, in any investment company (3% of the total outstanding stock of any such company) and these laws and regulations also may adversely affect the operations of the Fund with respect to the purchase or redemption of shares issued by an investment company. (The underlying investment company may be allowed to delay redemption of its shares held by an investment company, such as the Fund, in excess of 1% of its total assets per month.) Consequently, when the Fund is more heavily concentrated in small investment companies, it may not be able to readily dispose of such investment company shares and may be forced to redeem Fund shares in kind to redeeming shareholders by delivering shares of investment companies that are held in the Fund's portfolio. The Fund can elect to redeem (subject to the 1% limitation discussed above) its investment in an underlying investment company (or sell it if the company is a closed-end one) if that action is considered necessary or appropriate.

The Rightime Blue Chip Fund

The Fund's objective is to achieve high total return consistent with reasonable risk. It seeks to achieve this objective by investing primarily in Blue Chip securities ("Blue Chips"). Blue Chips include common stocks that are included in the S&P 500 Index , a stock index of 500 common stocks that is a widely recognized index of stock market performance; stocks that are included in the Dow Jones Industrial Average Index of 30 common stocks, a widely recognized index of general stock market movement; or stocks of other issuers of similar size or market depth (such as the largest 100 stocks on the Nasdaq National Market System). Such Blue Chip securities generally have the following characteristics: (i) large capitalization (greater than $5 billion); (ii) an established history of earnings and dividends; and (iii) large number of publicly held shares and high trading volume, resulting in a high degree of liquidity. Market capitalization does not necessarily bear any correlation to other financial attributes used to describe the size of the company, such as levels of assets, revenues or income. The Fund may also invest in Blue Chip instruments, which include options, stock index options, financial futures or options on such futures, all of which are based on Blue Chips. At least 65% of the Fund's assets, except when maintaining a temporary defensive position, will be invested in Blue Chips or Blue Chip instruments, and up to 100% may be so invested.

The Fund also seeks to achieve its objective by making other investments selected in accordance with the Fund's investment restrictions and policies. The Fund generally seeks to invest in securities that the Advisor has determined are consistent with reasonable risk. The Fund will use a variety of investment techniques in an effort to generate a high total return consisting of the sum of interest, dividend and other income and net realized and unrealized appreciation in the value of the Fund's portfolio of Blue Chips and Blue Chip instruments. The Fund's pursuit of high total return is tempered by an attempt to limit the Fund to a reasonable level of risk at all times.

During periods when the Advisor anticipates a rising trend in the securities markets, it will seek to achieve the Fund's objective by establishing an aggressive strategy to invest in a portfolio of securities which the Advisor believes will benefit from such a trend. In order to make allowance for cash needs of the Fund or when the Fund is otherwise pursuing appreciation in its portfolio, the Fund may also invest up to 35% of its asset value in investment vehicles which are not Blue Chips.
In addition, the Fund may use stock options, stock index options, financial futures or options as such futures to hedge the value of its uninvested cash or cash equivalent investments. This technique is designed to enable the Fund to quickly become more fully invested during a rising market, during the period when the Advisor seeks appropriate new investments.

When the Advisor anticipates a generally declining trend in securities markets, it will establish a conservative strategy to seek to achieve its objective by investing up to 35% in securities other than Blue Chips, such as cash, cash equivalents, bonds and other debt obligations. In applying the conservative strategy to securities selection, a greater emphasis is placed on controlling risk, consistent with the objective of the Fund. In addition, the Fund may also seek to achieve its objective during such a period without disturbing or restructuring the portfolio established during an aggressive period by using cash, cash equivalents, proceeds of maturing securities and net assets to purchase or sell other investments such as stocks, bonds and other debt obligations, stock options, stock index options, or financial futures and options on such futures. Stock options, stock index options, financial futures and options thereon are utilized to "hedge" the risks of securities selected during an aggressive strategy, including the risks that exist during the period when the Advisor is selecting suitable investments to restructure the portfolio, and are not entered into for speculative purposes.

The Rightime MidCap Fund

The Fund's objective is to achieve high total return consistent with reasonable risk. It seeks to achieve this objective by investing primarily in securities of companies with medium-size market capitalization ("MidCaps"). At least 65% of the Fund's assets will usually, except when maintaining a temporary defensive position, be invested in MidCaps, and up to 100% may be so invested. The Fund generally considers a medium-size market capitalization to be between $200 million and $5 billion. Market capitalization means the total market value of a company's outstanding common stock. MidCaps include common stocks that are included in the Standard & Poor's MidCap 400 Stock Index, an index of stock market performance of 400 stocks, and options, stock index options, stock index futures and options on stock index futures, based on MidCap common stocks. The securities of companies with medium-size market capitalization are traded on the New York Stock Exchange and the American Stock Exchange and in the over-the-counter market. Market capitalization does not necessarily bear any correlation to other financial attributes used to describe the size of the company, such as levels of assets, revenues or income.

The Fund also seeks to achieve its objective by making other investments selected in accordance with the Fund's investment restrictions and policies. The Fund generally seeks to invest in securities that the Advisor has determined are consistent with reasonable risk. The Fund will use a variety of investment techniques in an effort to generate a high total return consisting of the sum of interest, dividend and other income and net realized and unrealized appreciation in the value of the Fund's portfolio of MidCap securities. The Fund's pursuit of high total return is tempered by an attempt to limit the Fund to a reasonable level of risk at all times.

During periods when the Advisor anticipates a rising trend in the securities markets, it will seek to achieve the Fund's objective by establishing an aggressive strategy to invest in a portfolio of securities which the Advisor believes will benefit from such a trend. In order to make allowance for cash needs of the Fund or when the Fund is otherwise pursuing appreciation in its portfolio, the Fund may also invest up to 35% of its asset value in investment vehicles which are not MidCaps. In addition, the Fund may use sotck options, stock index options, financial futures or options as such futures to hedge the value of its univested cash or cash equivalent investments. This technique is designed to enable the Fund to quickly become more fully invested during a rising market, during the period when the Advisor seeks appropriate new investments.

When the Advisor anticipates a generally declining trend in securities markets, it will establish a conservative strategy to seek to achieve its objective by investing up to 35% in securities other than MidCaps, such as cash, cash equivalents, bonds and other debt obligations. In applying the conservative strategy to securities selection, a greater emphasis is placed on controlling risk, consistent with the objective of the Fund.
The Fund may also seek to achieve its objective during such a period without disturbing or restructuring the portfolio established by the Fund during an aggressive period by using cash, cash equivalents, proceeds of maturing securities, and new assets to purchase or sell other investments such as stocks, bonds and other debt obligations, stock options, stock index options, or financial futures and options on such futures.
Stock options, stock index options, financial futures and options thereon are utilized to "hedge" the risks of securities selected during an aggressive strategy, including the risks that exist during the period when the Advisor is selecting suitable investments to restructure the portfolio, and are not entered into for speculative purposes.

The Rightime Social Awareness Fund

The Fund's primary objective is to achieve growth of capital and its secondary objective is current income, consistent with reasonable risk. The Fund will attempt to invest in companies which, in the opinion of the Advisor, have prospects for above-average growth, and also show evidence in the conduct of their business, relative to other companies in the same industry, of contributing to the enhancement of the quality of human life. This may include companies which conduct their business in a socially responsible manner with a demonstrable commitment to certain social issues or enterprises that make a significant contribution to society through their products and services, as well as through the way they do business.

The Fund generally seeks to invest in securities that the Advisor has determined are consistent with reasonable risk and offer prospects for above-average capital growth. The Fund will normally invest at least 65% of its total assets in securities of companies which satisfy the financial and social criteria described. The Fund will invest primarily in common stocks, but may also invest in securities convertible into common stocks, preferred stocks and other securities, including bonds and other debt obligations, cash equivalents (such as, certificates of deposit or repurchase agreements), and stock options, stock index options, financial futures and options on such futures. These securities are selected by the Advisor generally on the basis of industry analysis, including analysis of underlying economic factors, financial characteristics and trends, securities prices and trends, sales, earnings, products or services, new technology and markets. The Fund generally invests in United States equity securities that are listed on securities exchanges or traded in the over-the-counter market. The Fund's investments may or may not pay current dividends. The Fund will invest in securities of well-known and established companies as well as smaller, less well-known companies that it believes have prospects for above-average capital growth. The Fund's investments in smaller, less well-known companies may involve greater risks than is inherent in securities of more established companies.

The Fund will use a variety of investment techniques in an effort to generate growth of capital and other returns consisting of the sum of interest, dividend and other income and net realized and unrealized appreciation in the value of the Fund's portfolio. The Fund's pursuit of growth of capital is tempered by an attempt to limit the Fund to a reasonable level of risk at all times.

During periods when the Advisor anticipates a rising trend in the securities markets, it will seek to achieve the Fund's objective by establishing an aggressive strategy to invest in a portfolio of securities which the Advisor believes will benefit from such a trend. In addition, the Fund may use stock options, stock index options, financial futures or options as such futures to hedge the value of its uninvested cash or cash equivalent investments. This technique is designed to enable the Fund to quickly become more fully invested during a rising market, during the period when the Advisor seeks appropriate new investments.

When the Advisor anticipates a generally declining trend in securities markets, it will establish a conservative strategy to seek to achieve its objective by investing in securities such as cash, cash equivalents, bonds and other debt obligations. In applying the conservative strategy to securities selection, a greater emphasis is placed on controlling risk, consistent with the objective of the Fund. In addition, the Fund may also seek to achieve its objective during such a period without disturbing or restructuring the portfolio established during an aggressive period by using cash, cash equivalents, proceeds of maturing securities and net assets to purchase or sell other investments such as stocks, bonds and other debt obligations, stock options, stock index options, or financial futures and options on such futures. Stock options, stock index options, financial futures and options thereon are utilized to "hedge" the risks of securities selected during an aggressive strategy, including the risks that exist during the period when the Advisor is selecting suitable investments to restructure the portfolio, and are not entered into for speculative purposes.

After determining that a prospective investment meets the financial criteria described above, the Advisor will seek to select securities for the Fund based upon an analysis of the relative social performance of the issuer. The Advisor will numerically rate the social performance of each issuer regarding specific social issues and rate the overall social performance of each issuer between 1 and 10, with 1 indicating the highest rating and 10 indicating the lowest. In its ratings, the Advisor considers information provided by various sources, including the issuers of securities, publicly disclosed corporate documents filed with federal agencies, and information provided by Kinder, Lydenberg, Domini & Co. and its Domini Social Index (the "DSI 400"). The DSI 400 is a market capitalization-weighted common stock index which monitors the performance of 400 corporations that pass multiple, broad-based social screens. The DSI 400 consists of approximately 250 companies included in the S&P 500 Index, approximately 100 of the largest companies not included in the S&P 500 Index or companies providing industry representation, and 50 companies with particularly strong social characteristics. While the Advisor may select companies listed in the DSI 400 for investment, it is not limited to the selection of such companies.

Additional Investment Policies

* Derivatives and Associated Risks

The Funds may engage in a variety of transactions using "derivatives," such as financial futures and options. Financial futures include stock index futures and futures on other types of securities or indexes. The Funds may also invest in options on securities or indexes. Derivatives are financial instruments whose value depends upon, or is derived from, the underlying investment, pool of investments, index or currency. The Funds intends to invest in such instruments that are traded on U.S. exchanges, or in individually negotiated transactions with other parties (also known as "over-the-counter").

The Funds will engage in such transactions in an effort to enhance its objective by receiving premiums for writing covered call and put options, to protect itself against increases in the prices of securities it may ultimately want to buy, and also to protect itself against declines in market value of its common stocks and/or investment company holdings. The selection of the foregoing techniques or any combination of them to be used at any particular time will depend upon an assessment by the Fund's Advisor as to the relative implementation costs and the liquidity of the particular secondary market in which such derivatives are traded.

An option position may be closed out only on an exchange or with a dealer who provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which the Advisor believes there is an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit or allow the option to expire. The inability to close-out these options may result in a loss to the Fund. If exercised, the Fund would incur brokerage commissions upon the subsequent disposition of underlying securities acquired. The success of any hedging position depends on the ability of the Advisor to predict stock and interest rate movement.

In connection with futures and options, the Funds will maintain certain collateral in special accounts established by Futures Commission Merchants in the care of the Funds' Custodian Bank. While the Funds do not engage in futures for speculative purposes, there are risks which result from the use of futures which are described in this Prospectus and the Statement of Additional Information. The Funds are not registered as commodity pool operators and the Advisor is not registered as a commodities trading advisor, in reliance upon various exemptive rules.

Turnover

The Funds expect a portfolio turnover rate higher than that of other funds with similar objectives. Each Fund presently estimates that its annualized portfolio turnover rate will generally not exceed 300%. Depending on market conditions, deviation may be substantial. Higher portfolio turnover rates may result in increased brokerage costs as well as greater realization of gains and losses for tax purposes.

Investment Advisor

The investments of each Fund are managed by Rightime Econometrics, Inc. (the "Advisor"), 1095 Rydal Road, Rydal, PA 19046-1711. The Advisor has provided investment management services to the Funds and to separately managed accounts since 1979 and currently has approximately $2 billion (including the Funds) in assets under management.

Pursuant to the Advisory Agreement for each Fund, the Advisor, subject to the supervision of the Company's Board of Directors, manages the assets of each Fund in accordance with the stated objective, policies and restrictions of the Fund. The Advisor is responsible for selecting brokers and dealers (including, when appropriate, Lincoln Investment Planning, Inc. or other affiliated broker/dealers) to execute transactions for each Fund. The Board has also authorized the Advisor and the Company's officers to consider sales of Fund shares when allocating brokerage, subject to the policy of obtaining best price and execution of such transactions. The Advisor will also keep certain books and records in connection with its services to each Fund.

As compensation for its services, the Advisor receives a fee, computed daily and payable monthly, at the annualized rate of 0.50% of the average daily net assets of each of The Rightime Fund, The Rightime Blue Chip Fund, The Rightime MidCap Fund, and The Rightime Social Awareness Fund.

Portfolio Manager - David J. Rights, the Chairman of the Board, President, and Treasurer of The Rightime Fund, Inc., has been the Portfolio Manager of each Fund since its inception. Mr. Rights is the President and owner of all of the voting common stock of the Advisor, and has provided Lincoln Investment Planning, Inc. with investment research and related consulting services for over nineteen years.

Administrator, Transfer Agent and Custodian

The Company has selected Rightime Administrators, Inc. (the "Administrator") to serve as the Administrator of the Funds and to administer the Fund's affairs subject to the supervision of the Company's Board of Directors. The Administrator will furnish each Fund with office facilities, and with any ordinary clerical and bookkeeping services not furnished by the Fund's Transfer Agent or Custodian. The Administrator has also retained Lincoln Investment Planning, Inc. ("Lincoln") to provide certain accounting and shareholder services for each Fund.

The Company has selected Lincoln Investment Planning, Inc. to serve as transfer agent, dividend disbursing agent and redemption agent for the Funds. First Union National Bank acts as the Custodian of the securities and cash of each Fund.

Distribution of Shares

Lincoln Investment Planning, Inc. (the "Distributor") promotes the distribution of the shares of Funds in accordance with Distribution Agreements with the Company for each Fund. The Distributor has retained RTE Securities, Inc., a separate broker/dealer firm, to provide consulting services and to assist with wholesaling activities for the Funds. David J. Rights is also the owner of RTE Securities, Inc., as well as a consultant for the Distributor. Edward S. Forst, Sr., who is a Director and the Vice-President and Secretary of the Company, is also the Chairman of the Board of the Distributor. Mr. Rights and Mr. Forst are considered to be "affiliated persons" of the Funds under the Investment Company Act.

As compensation for its services, the Distributor receives fees under each Fund's Rule 12b-1 Distribution Plan, computed daily and payable monthly, at an annualized rate of each Fund's average daily net assets of 0.75% for The Rightime Fund, and 0.50% for The Rightime Blue Chip Fund, The Rightime MidCap Fund, and The Rightime Social Awareness Fund. The Distribution Plans provide that each Fund's costs may not exceed the annual rates listed above, for payments to the Distributor, sales representatives or third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Fund and for the printing of prospectuses sent to prospective investors. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges The Funds will not bear any distribution expenses in excess of their payments to the Distributor under the Plans at the rates set forth above.

Pricing of Fund Shares

Orders for purchases are effected at the offering price next calculated by each Fund after receipt of the order by the Fund's Transfer Agent. The net asset value ("NAV") of shares of each Fund equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Expenses of the Funds, including the fees of the Advisor, the Administrator, and the Distributor, are accrued each day. The public offering price consists of the NAV per share next calculated plus any applicable sales load. Shares are valued as of the close of regular trading on the New York Stock Exchange ("NYSE") each day that the exchange is open for trading. Expenses and fees of each Fund are accrued daily and taken into account for the purpose of determining the NAV.

The Rightime Fund will value redeemable securities issued by open-end investment companies using their respective NAV determined at the close of the NYSE. All Funds will value a portfolio security listed on a securities exchange at the last sales price on the security's principal exchange on that day. Listed securities not traded on an exchange that day, and other securities which are traded in the over-the-counter market will be valued at the last reported bid price in the market on that day, if any. Options and financial futures traded on national security or commodities exchanges are valued as of the close of trading of the underlying securities on such exchanges. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by the Board of Directors.

Purchasing Shares

* The minimum investment amount is $1,000. Each Fund may waive the minimum investment amounts for qualified tax-sheltered retirement plans.

* You can purchase shares of the Funds by contacting the Fund's
  Distributor or by purchasing through a dealer or financial institution that has a dealer agreement with the Distributor.

* Shares may be purchased initially by completing the enclosed application and mailing it, together with your check made payable to "The Rightime Fund, Inc." to either address:

Rightime Fund Quick Mail             The Rightime Family of Funds
P.O. Box 13813                       218 Glenside Avenue
Philadelphia, PA 19101-3813          Wyncote, PA 19095-1595
(regular mail)                       (express delivery)

* Orders for purchases are effected at the offering price next calculated by each Fund.

* Subsequent investments to existing accounts must be at least $25. Investments may be made at any time. Please include the "Invest By Mail" stub from your previous confirmation statement. It is important to include your account number with all subsequent purchases or correspondence.

* For information on how to purchase shares by wire and the issuance of stock certificates, please contact the Fund at 1-800-866-9393.

There are no sales charges for purchasing shares of The Rightime Fund. Shares of The Rightime Blue Chip Fund, The Rightime MidCap Fund and The Rightime Social Awareness Fund are purchased at the offering price which reflects a maximum sales load of 4.75%. Lower sales load apply for larger purchases:





---------------------------------------------------------------------------------------------------------------------
                                                                             Sales Load as % of
                                                                Offering            Amount              Dealer's
Amount of Purchase                                               Price             Invested            Concession*
---------------------------------------------------------------------------------------------------------------------
Less than $50,000                                                4.75%              4.99%                 4.25%
$50,000 but under $100,000                                       3.75               3.90                  3.35
$100,000 but under $500,000                                      2.75               2.83                  2.45
$500,000 but under $1,000,000                                    1.75               1.80                  1.55
$1,000,000 but under $2,000,000                                  0.75               0.76                  0.65
For amounts of $2 million or
more there is no sales
load.


   *In some circumstances, the Distributor may allow a larger percentage of the sales load to dealers. Such dealers may have additional responsibilities under the federal securities laws.


* You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived for certain groups. Each Fund must be notified at the time of purchase that the purchase of shares would qualify for the reduced sales load. Consult the Fund's Statement of Additional Information, your financial advisor or the Fund for further details.

* The Company reserves the right in its sole discretion to: (i) suspend the offering of its shares; (ii) reject purchase orders when it is in the best interest of the Fund; and (iii) reduce or waive the minimum for initial and subsequent investments.

* The Company may charge a $15 annual maintenance fee to accounts which have no new purchases during a calendar year (excluding reinvestments of dividends and capital gains), and which have balances that remain below $1,000 during the last six months of that calendar year. The Fund will provide a 90 day notice to the shareholder, during which period the shareholder may increase their account balance to $1,000 in order to avoid any fee. The Fund will not charge a fee if the account balance declines below $1,000 solely as a result of a market decline or sales load, or if the account is actively participating in a systematic withdrawal plan.

Selling Shares

* Shareholders can sell their shares any day the NYSE is open, either through their financial advisor or directly to the Fund. Redemptions will be effected at the NAV next determined after the receipt of a redemption request.

* The Funds normally send redemption proceeds on the next business day but, in no event later than seven days, or earlier if required under applicable law. Delivery of the proceeds of a redemption of shares purchased and paid for by check or shares purchased by the automatic investing plan shortly before the receipt of the redemption request may be delayed until the Fund determines that its Custodian has completed collection of the funds. This may take up to 15 days.

* Any redemption proceeds may be reinvested in the Fund without any sales charges within 90 days of the redemption date.

* By mail - Redemption requests may be made in writing. The writing must:

[bullet] include the identity of the shareholder's fund and account number

[bullet]  state the dollar amount or number of shares to be redemeed

[bullet] include the signatures of all registered owners exactly as the account is registered.

* Some redemption requests must be accompanied by a signature guarantee: amounts in excess of $25,000; if the proceeds are to be made payable to someone other than the registered owner(s); or if the proceeds are to be sent elsewhere than the address of record. A signature guarantee verifies the authenticity of the shareholder's signature(s) and may be obtained from an acceptable financial institution such as a bank, savings and loan association, trust company, credit union, broker-dealer, registered securities association or clearing agency. A notarized signature is not acceptable.

* By telephone - Redemptions by shareholders and their dealer representatives may be made by telephone by calling 1-800-866-9393. Telephone redemptions must be paid to the registered owner(s) and mailed to the address of record or wired to the bank account designated on record at the Fund. Telephone redemptions may not exceed $25,000 in any 15-day period. There are some additional restrictions on telephone redemptions. Please call the Fund for further information.

* The Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These calls are recorded for your protection. For the protection of the shareholder and the Fund, a transaction may be delayed or not implemented when the Transfer Agent is not reasonably satisfied that the telephone instructions are genuine. If such procedures are followed to ensure against unauthorized transactions, neither the Fund nor its Transfer Agent will be responsible for any losses.

* If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment in cash, the Fund may pay the redemption price in whole or in part by distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs for converting the assets into cash.

* Each Fund reserves the right to redeem a shareholder's account where the account has fallen below $1,000. The Fund will advise the shareholder of its intention to redeem in writing at least 90 days prior to effecting such redemption. After the shareholder receives this notice, he or she may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not redeem an account that is worth less than $1,000 solely as a result of market decline, or if the account is actively participating in a systematic withdrawal plan. The Fund will not redeem a shareholder's account that has been charged an annual maintenance fee within the current calendar year.

* If the shares to be redeemed were issued in certificate form, the certificates must be endorsed and must be submitted with the redemption request.

* Under unusual or extreme circumstances, the Board of Directors may suspend the right of redemption or postpone the date of payment for seven days or more.

Automatic Investing Plan

* Shareholders who want to invest regularly may participate in the Automatic Investing Plan. This plan allows you the opportunity to purchase shares through pre-authorized withdrawals from your bank account. The minimum investment amount is $25. These investments are made on the 15th day of each month or the next business day thereafter.

Exchange of Fund Shares

* The exchange privilege allows shareholders of a Fund to exchange all or part of their shares into any other Fund without paying an additional sales load. No transaction fees are charged for exchanges, except that exchanges from the Rightime Fund (which has no front-end sales charge) into another fund in the Rightime family, will be subject to the sales charge of the other Fund. Exchanges will be effected at the net asset price or public offering price next determined after the receipt of the exchange request.

To complete an exchange of Fund shares you may:

* Make a telephone exchange request by calling the Fund at 1-800-866-9393. Shareholders automatically receive this privilege, unless the shareholder waives it on the application or by notifying the Fund. Proper identification is needed at the time of the exchange. Shares issued in certificate form may not be exchanged by telephone.

     or

* Write the Fund notifying us of your request to exchange shares of the Fund. Write to The Rightime Fund, Inc., P.O. Box 13813, Philadelphia, PA 19101-3813.

* An exchange for tax purposes constitutes the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. (See "Dividends, Distributions and Taxes")

* The exchange privilege may be changed or eliminated at any time without notice to shareholders.

Systematic Withdrawal Plan

* Shareholders of a Fund with at least $5,000 can establish a Systematic Withdrawal Plan. Amounts of at least $25 can be withdrawn on a monthly, quarterly, semiannual or annual basis. If you are interested, please contact the Fund for instructions on how to establish this plan.

Dividends, Distributions and Taxes

The Funds will declare and pay annual dividends to shareholders of substantially all of its net investment income, if any, earned during the year from investments and will distribute gains, if any, once a year. Reinvestments of dividends and distributions in additional shares of the Fund will be made at the net asset value determined on the payable date, unless the shareholder elected to receive the dividends and/or distributions in cash. An election may be changed at any time by notifying the Fund.

In general, distributions from each Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions taxed as capital gains may be taxable at different rates depending on how long the Fund holds its assets.

When you sell your shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different Rightime Fund is the same as a sale. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares. Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax professional about federal, state, local or foreign tax consequences.

By law, a Fund must withhold 31% of your distributions and proceeds if you do not provide your correct taxpayer identification number ("TIN") or certify that your TIN is correct, or if the IRS instructs a Fund to do so.

Year 2000

Like other mutual funds, as well as other financial and business organizations worldwide, the Funds could be adversely affected if the computer systems used by the Funds or its service providers in performing their investment or administrative functions do not properly process and calculate data-related information and data as of and after January 1, 2000. This is commonly referred to as the "Year 2000 Issue."

The Funds are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. In addition, the Year 2000 Issue may adversely affect the companies in which the Funds invest. For example, these companies may incur substantial costs to correct any problems and may suffer losses caused by data processing errors. At this time there can be no assurance that the remedies addressing the Year 2000 Issue will be sufficient to avoid any adverse impact to the Funds. The Funds will continue to monitor developments relating to this issue, including the development of contingency plans for providing back-up computer services in the event of a systems failure.

Shareholder Inquiries

Please direct any questions or requests that you may have concerning the Funds by calling 1-800-866-9393 or by writing to The Rightime Fund, Inc., P.O. Box 13813, Philadelphia, PA 19101-3813.

Financial Highlights

The financial highlights tables are intended to help shareholders understand the Funds' recent financial performance. The Funds' financial highlights for each of the periods presented have been audited by Tait, Weller & Baker, independent auditors. Total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The Funds' financial statements, notes to financial statements and report of independent accountants are included in the Statement of Additional Information as well as in the Funds' Annual Report to Shareholders, which are available upon request.




The Rightime Fund
Years ended October 31                  1998            1997            1996          1995            1994
                                        ----            ----            ----          ----            ----
------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning
of Year                               $29.95          $32.09          $37.55         $35.50          $37.42
Net Investment Income (Loss)            0.43            0.43            1.14          (0.10)           0.29
Net Realized and Unrealized Gains
(Losses) on Investments                 5.16           (1.24)           2.11           7.21           (0.49)
Total from Operations                   5.59           (0.81)           3.25           7.11           (0.20)

Distributions from Net
Investment Income                      (0.41)          (0.42)          (0.77)         (0.30)           0.00
Distributions from Realized
Capital Gains                           0.00           (0.91)          (7.94)         (4.76)          (1.72)
Total Distributions                    (0.41)          (1.33)          (8.71)         (5.06)          (1.72)

Net Asset Value, End of Year          $35.13          $29.95          $32.09         $37.55          $35.50

Total Return(1)                        18.86%          (2.77)%          8.96%         23.38%          (0.48)%

Net Assets, End of Year         $110,598,723    $126,001,807    $166,490,280   $158,966,039    $149,207,566
Ratio of Expenses to Average
Net Assets                              2.53%           2.45%           2.45%          2.47%           2.51%
Ratio of Net Investment Income (Loss) to
Average Net Assets                      1.12%           1.16%           3.11%         (0.27)%          0.78%
Portfolio Turnover                    114.28%          62.01%          15.40%          9.45%          11.50%

(1) Excludes sales charge


The Rightime Blue Chip Fund
Years ended October 31                  1998            1997            1996          1995             1994
                                        ----            ----            ----          ----             ----

Net Asset Value, Beginning
of Year                               $32.27          $31.88          $32.84         $33.08           $33.14
Net Investment Income (Loss)           (0.10)           0.03            0.40           0.35             0.39
Net Realized and Unrealized Gains
(Losses) on Investments                 8.83            0.83            3.52           5.66            (0.04)
Total from Operations                   8.73            0.86            3.92           6.01             0.35

Distributions from Net
Investment Income                      (0.02)          (0.40)          (0.28)         (0.46)           (0.23)
Distributions from Realized
Capital Gains                           0.00           (0.07)          (4.60)         (5.79)           (0.18)
Total Distributions                    (0.02)          (0.47)          (4.88)         (6.25)           (0.41)

Net Asset Value, End of Year          $40.98          $32.27          $31.88         $32.84           $33.08

Total Return(1)                        27.06%           2.63%          12.26%         22.31%            1.06%

Net Assets, End of Year         $271,415,783    $254,386,954    $277,639,033   $249,619,271     $221,681,939
Ratio of Expenses to Average
Net Assets                              2.15%           2.09%           2.08%          2.17%            2.22%
Ratio of Net Investment Income (Loss) to
Average Net Assets                     (0.25)%          0.05%           1.25%          1.13%            1.16%
Portfolio Turnover                      7.97%          39.27%           1.30%         17.52%            0.98%

(1) Excludes sales charge


The Rightime MidCap Fund
Years ended October 31                  1998            1997            1996          1995             1994
                                        ----            ----            ----          ----             ----

Net Asset Value, Beginning
of Year                               $29.12          $29.02          $32.95         $28.44           $31.07
Net Investment Income (Loss)           (0.16)           0.27            0.49           0.26             0.32
Net Realized and Unrealized Gains
(Losses) on Investments                 7.13            1.33            2.56           5.25            (0.78)
Total from Operations                   6.97            1.60            3.05           5.51            (0.46)

Distributions from Net
Investment Income                      (0.24)          (0.54)          (0.14)         (0.45)            0.00
Distributions from Realized
Capital Gains                          (0.66)          (0.96)          (6.84)         (0.55)           (2.17)
Total Distributions                    (0.90)          (1.50)          (6.98)         (1.00)           (2.17)

Net Asset Value, End of Year          $35.19          $29.31          $29.02         $32.95           $28.44

Total Return(1)                        24.53%           5.55%           9.65%         20.07%           (1.38)%

Net Assets, End of Year          $67,492,574     $69,295,196     $80,303,960    $75,086,295      $65,252,084
Ratio of Expenses to Average
Net Assets                              2.25%           2.15%           2.19%          2.19%            2.28%
Ratio of Net Investment Income (Loss) to
Average Net Assets                     (0.46)%          0.82%           1.72%          0.84%            1.14%
Portfolio Turnover                      0.00%         107.08%           3.59%         24.67%            0.75%

(1) Excludes sales charge


The Rightime Social Awareness Fund
Years ended October 31                  1998            1997            1996          1995             1994
                                        ----            ----            ----          ----             ----

Net Asset Value, Beginning
of Year                               $29.31          $29.09          $32.37         $28.44           $31.07
Net Investment Income (Loss)            0.27            0.17            0.41           0.08             0.33
Net Realized and Unrealized Gains
(Losses) on Investments                 7.55            1.52            3.88           5.91            (0.72)
Total from Operations                   8.73            0.86            3.92           6.01             0.35

Distributions from Net
Investment Income                      (0.15)          (0.43)           0.00          (0.46)            0.00
Distributions from Realized
Capital Gains                           1.02           (1.04)          (7.57)          0.00            (1.84)
Total Distributions                    (1.17)          (1.47)          (7.57)         (0.46)           (1.84)

Net Asset Value, End of Year          $35.96          $29.31          $29.09         $32.37           $26.84

Total Return(1)                        27.37%           5.77%          13.62%         22.70%           (1.27)%

Net Assets, End of Year          $13,889,339     $11,467,788      $8,694,248     $7,378,063       $7,221,772
Ratio of Expenses to Average
Net Assets                              2.35%           2.35%           2.42%          2.75%            2.56%
Ratio of Net Investment Income (Loss) to
Average Net Assets                      0.81%           0.55%           1.51%          0.32%            1.04%
Portfolio Turnover                    142.15%         107.98%          46.57%         36.49            54.85%

(1) Excludes sales charge


FOR MORE INFORMATION
ABOUT THE RIGHTIME FAMILY OF FUNDS

Annual & Semiannual Reports

Additional information about each Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In each Fund's annual report you will find discussion of market conditions and investment strategies that affected the Fund's performance during the last fiscal year. You may receive free copies of these materials and request other information by contacting the Fund at 1-800-866-9393.

Statement of Additional Information ("SAI")

The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus. You may receive a free copy of the SAI by contacting us at the number above. You may also review and copy information about the Fund, including the SAI, at the SEC's public reference room in Washington, D.C. You can receive text-only copies:


[bullet] For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by calling 1-800-SEC-0330.


[bullet]  Free from the SEC's Internet Website at http://www.sec.gov.


RIGHTIME
Family of Funds

218 Glenside Avenue
Wyncote, Pennsylvania 19095
1-800-866-9393



Investment Company Act File No.811-4231



THE RIGHTIME FUND, INC.

218 GLENSIDE AVENUE
WYNCOTE, PA 19095-1594
(800) 866-9393

STATEMENT OF ADDITIONAL INFORMATION

March 1, 1999

The Rightime Fund, Inc. is an open-end diversified investment company which offers multiple series of shares (each a "Fund"). This Statement of Additional Information ("SAI") relates to: The Rightime Fund, The Rightime
Blue Chip Fund, The Rightime MidCap Fund, and The Rightime Social
Awareness Fund. A copy of the Fund's Prospectus is available without charge and may be obtained by writing or calling the Fund at the address and number shown above.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE
READ IN CONNECTION WITH THE FUND'S PROSPECTUS DATED MARCH 1, 1999. PLEASE
RETAIN THIS SAI FOR FUTURE REFERENCE.


TABLE OF CONTENTS

                                                                      Page
Investment Objectives and Policies
    The Rightime Fund
    The Rightime Blue Chip Fund
    The Rightime MidCap Fund
    The Rightime Social Awareness Fund
    Options & Futures
    Money Market Securities
    Convertible Securities
    Other Information
Portfolio Turnover
Investment Restrictions
Investment Advisor
Distributor
Distribution Plan
Allocation of Portfolio Brokerage
Administrator
Custodian
General Operations
Transfer Agent
Purchases and Sales of Shares
Waiver of Sales Loads
Distributions and Taxes
Capital Stock
Officers and Directors of the Fund
General Information
Investment Performance
Financial Statements

INFORMATION ABOUT THE FUND

The Rightime Fund, Inc. (the "Company") is an open-end diversified investment company which offers multiple series of shares (each, a "Fund" and collectively, the "Funds"). The Company is a corporation incorporated under the laws of the State of Maryland on November 15, 1984.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Funds' investment objectives and policies contained in the Prospectus. No material change in a Fund's investment objective will be made without obtaining shareholder approval. Unless otherwise specified, the investment policies and restrictions and the operating policies of the Funds are not fundamental policies and are subject to change by the Board of Trustees of the Company (the "Trustees") without shareholder approval. See "Investment
Restrictions" in this SAI for further information regarding the investment restrictions of the Funds.

THE RIGHTIME FUND

The investment objective of the Fund is to achieve a high total return consistent with reasonable risk. It seeks to achieve this objective by concentrating in shares of investment companies and by making other investments selected in accordance with the Fund's investment restrictions and policies. The Fund will vary its investment strategy as described in the Fund's Prospectus to seek to achieve its objective. This Statement of Additional Information contains further information concerning the techniques and operations of the Fund, the securities in which it will invest, and the policies it will follow.

High Total Return

The Fund seeks to achieve a high total return for its shareholders. It seeks to achieve this goal by a combination of capital appreciation on investments (which may be emphasized during periods when a generally rising trend in securities markets is anticipated by the Fund's investment advisor, Rightime Econometrics, Inc. (the "Advisor") and income
(which may be emphasized during periods when the Advisor anticipates that income producing securities will provide performance superior to the appreciation the Fund might otherwise achieve). The Fund also seeks to achieve a total return by avoiding the full impact of periods of market decline by either shifting its investments or by hedging its investments. The Fund does not seek the "maximum total return" sought by some funds, because the Fund attempts to limit to a reasonable level the risk which it will bear in the selection of its investments.

Aggressive Portfolio Strategy

During periods when the Advisor anticipates a rising trend in the securities markets, it will seek to achieve the Fund's investment objective by concentrating in a portfolio of shares of investment companies which the Advisor believes will benefit from such a trend. The
Advisor will use a risk adjusted analysis (which considers the relative volatility of its various investments) to evaluate the investment companies' performance under various market conditions and to consider the potential reward and potential risk. The Advisor will not select such investment companies based solely upon their previous performance. It is anticipated that such investment companies will generally invest more than 50% of their assets in common and/or preferred stocks. In order to make allowance for cash flow needs of the Fund or when the Fund is otherwise pursuing appreciation in its portfolio the Fund may also invest up to 75% of its asset value in other investment vehicles such as common or preferred stocks of companies which are not investment companies, investment companies which are money market funds, cash equivalents, may make use of various hedging techniques, or may hold its assets as cash.
Though not required by its policies to do so, the Fund may make such investments, if necessary, to qualify as a "regulated investment company" under the Internal Revenue Code (the "IRC"). (See "Dividends,
Distributions and Taxes" in the Prospectus for a discussion of qualification under Subchapter M of the IRC.)

Conservative Portfolio Strategy

When the Advisor anticipates a generally declining trend in securities markets, it may seek to achieve the Fund's investment objective by investing in the shares of money market funds and other types of investment companies, and investing up to 75% in cash equivalents and by retaining cash. The Fund may also seek to achieve a favorable total return during such a period without disturbing or restructuring the portfolio established by the Fund during an aggressive period by using cash, cash equivalents, proceeds of maturing securities, new assets, etc. to purchase or sell other investment vehicles such as stocks, stock options, stock index options, stock index futures or options on such futures. (The Fund may also use such techniques to accommodate cash needs or to avoid impairing the Fund's status as a regulated investment company under the IRC.)

To this end, the Fund may, as to 75% or less of its asset value buy or sell stock, financial futures or options thereon to seek to counter-balance portfolio volatility and/or market risk consistent with the intention of the investment objective to limit investments to those which involve a reasonable risk. Stock options, stock index futures and options thereon are utilized to "hedge" risks arising from the Fund's investments originally selected under its "Aggressive Portfolio Strategy," including those risks arising while the Fund is selecting suitable investments for its assets, and are not entered into for speculative purposes. Unlike funds which seek
"maximum" total return without limitation on the degree of risk the fund will bear, when such option and futures techniques are used to reduce the risk of loss (or secure investment gains) for this Fund, their use will generally reduce or impose a limit on the amount of gains the Fund can achieve from the investments which are so "hedged." (See "Hedging" in the Prospectus and z"Options and Futures" below.)

Other Factors

The Fund seeks to provide its shareholders with a high total return consistent with reasonable risk. This involves two key concepts:

First, the Advisor will attempt to minimize market risk by monitoring and responding to factors (such as various monetary, or market momentum indicators) which the Advisor expects will assist it in determining an investment posture including whether to restructure the portfolio for the Fund. This involves the use of "market timing" concepts and procedures which have been developed and applied by the Advisor. Market timing involves the use of analytical techniques which seek to anticipate major market trends which in the opinion of the Advisor affect securities markets over periods of time, so an investor (such as the Fund) may restructure its portfolio of investments to increase gains or income, or avoid losses. The Fund's Advisor will apply such analytical techniques to the Fund's investments, including the investment companies in which the Fund invests. It should be noted that some members of the investment community believe that market timing cannot be achieved successfully on a consistent basis and there can be no assurance the Advisor will achieve such a level of consistency. If the Advisor incorrectly judges turns in the market, the Fund may lose opportunities for gains or incur losses.

Second, when appropriate to achieve the objective and strategies described above, the Fund intends to use investment techniques under which it would buy or sell portfolio securities such as stocks, stock options, stock index options, stock index futures or options on such futures to avoid untimely portfolio transactions, costly restructuring of the portfolio, or adverse market effects while the Fund is investing its assets. These techniques and securities are generally considered to be speculative and to involve higher risks or costs to an investor. The Fund will not, however, use stock index futures and options thereon for speculative purposes. These techniques will be used by the Fund when appropriate to "hedge" the usual investment risks attendant upon its investments, and the Fund believes it will therefore avoid the risks of such speculative use of these techniques.

The Fund also seeks to protect the value of an investment in the Fund by temporarily foregoing high total return for protection and stability of its assets when volatile or abnormal market conditions are anticipated (as indicated by rapidly accelerating inflation or interest rates, sharply declining stock markets, increasing deterioration in the banking situation and/or increasing threats to national or world security). This will involve the selection of high proportions, up to 100%, of temporary defensive investments such as U.S. Government securities or other money market securities (see "Money Market Securities"), the use of very short portfolio maturities of 60 days or less, other investments which protect the value of the Fund, and similar techniques such as holding cash.

Investment Company Securities

The other investment companies in which the Fund invests will be diversified investment companies managed by a number of investment advisors and portfolio managers. This will offer the Fund an opportunity to benefit from a variety of diversified portfolios.

Each such company will be a registered investment company, and will operate subject to a variety of regulatory constraints. While such regulation does not guarantee the investment success of an investment company, or assure that it will not suffer investment losses, the Advisor believes that such investment companies provide a sound foundation upon which to base an investment portfolio. By investing in a broad spectrum of such companies the Fund hopes to benefit from the collective research and analysis of many experienced investment personnel.

There are many types of investment companies. All maintain portfolios which are generally liquid, but can be composed of different kinds of securities and involve different objectives. Such companies may seek only income, only appreciation, or various combinations of these. They may invest in money market securities, short or long term bonds, dividend producing stocks, tax-exempt municipal securities, or a variety of other instruments. They may seek speculative or conservative investments ranging from securities issued by new companies to securities issued by "blue-chip" companies. An investment company which has a policy of holding
80% of its assets in debt securities maturing in thirteen months or less, or which holds itself out as a "money market fund" will be treated as a money market fund by the Fund.

The Fund may experience delays or be restricted in its ability to redeem shares that it holds of other investment companies. Consequently, the Fund may satisfy redemption requests from its own shareholders by making
"in-kind" redemptions and delivering shares of investment companies that are held in the Fund's portfolio. In such cases, Fund shareholders will have to present shares of the investment companies that they receive to those companies for redemption.

The Advisor be responsible for monitoring and evaluating these kinds of factors to select investment company fund securities for the Fund's portfolio in accordance with the policies and techniques described in the Prospectus.

THE RIGHTIME BLUE CHIP FUND AND THE RIGHTIME MIDCAP FUND

The investment objective of each Fund is to achieve a high total return consistent with reasonable risk. The Rightime Blue Chip Fund seeks to achieve this objective by investing in shares of blue chip securities
("Blue Chips") and by making other investments selected in accordance with the Fund's investment restrictions and policies. The Rightime MidCap Fund seeks to achieve this objective by investing primarily in securities of companies with medium-size market capitalizations ("MidCaps") and by making other investments selected in accordance with the Fund's investment restrictions and policies. Each Fund will vary its investment strategy as described in the Fund's Prospectus to seek to achieve its objective.

High Total Return

Each Fund seeks to achieve a high total return for its shareholders. Each
Fund seeks to achieve this goal by a combination of capital appreciation on investments (which may be emphasized during periods when a generally rising trend in securities markets is anticipated by the Advisor Fund's) and high income (which may be emphasized during periods when the Advisor anticipates that income producing securities will provide performance superior to the appreciation the Fund might otherwise achieve). Each Fund also seeks to achieve a high total return by avoiding the full impact of periods of market decline by either shifting its investments or by hedging its investments. The Funds do not seek the "maximum total return" sought by some funds, because each Fund attempts to limit to a reasonable level the risk which it will bear in the selection of its investments.

Aggressive Portfolio Strategy

During periods when the Advisor anticipates a rising trend in the securities markets, it will seek to achieve the Fund's investment objective by investing in a portfolio of Blue Chips for The Rightime Blue
Chip Fund and MidCaps for The Rightime MidCap Fund. In order to make allowance for cash flow needs of a Fund or when a Fund is otherwise pursuing appreciation in its portfolio, the respective Fund may also invest up to 35% of its asset value in other investment vehicles which are not classified as such. Though not required by its policies to do so, the Fund may make such investments, if necessary, to qualify as a "regulated investment company" under the Internal Revenue Code (the "IRC"). (See
"Dividends, Distributions and Taxes" in the Prospectus for a discussion of qualification under Subchapter M of the IRC.)

Conservative Portfolio Strategy

When the Advisor anticipates a generally declining trend in securities markets, it may seek to achieve the respective Fund's investment objective by investing up to 35% in securities other than Blue Chips or MidCaps.
Each Fund may also seek to achieve a high total return during such a period without disturbing or restructuring the portfolio established by the Fund during an aggressive period by using cash, cash equivalents, proceeds of maturing securities, new assets, etc. to purchase or sell other investment vehicles such as bonds and other debt obligations, stock options, stock index options, stock index futures or options on such futures. (Each Fund may also use such techniques to accommodate cash needs or to avoid impairing the Fund's status as a regulated investment company under the IRC.)

To this end, each Fund may, as to 35% or less of its asset value buy or sell bonds and other debt obligations, stock options, stock index options, stock index futures and options thereon to seek to counter-balance portfolio volatility and/or market risk consistent with the intention of the investment objective to limit investments to those which involve a reasonable risk. Stock options, stock index futures and options thereon are utilized to "hedge" risks arising from a Fund's investments originally selected under its "Aggressive Portfolio Strategy", including those risks arising while the Fund is selecting suitable investments for its assets, and are not entered into for speculative purposes. Unlike funds which seek
"maximum" total return without limitation on the degree of risk the fund will bear, when such option and futures techniques are used to reduce the risk of loss (or secure investment gains) for a Fund, their use will generally reduce or impose a limit on the amount of gains a Fund can achieve from the investments which are so "hedged." (See "Hedging" in the Prospectus and "Options and Futures" below.)

Other Factors

Each Fund seeks to provide its shareholders with a high total return consistent with reasonable risk. This involves two key concepts:

First, the Advisor will attempt to minimize market risk by monitoring and responding to factors (such as various monetary, or market momentum indicators) which the Advisor expects will assist it in determining an investment posture including whether to restructure the portfolio for each Fund. This involves the use of "market timing" concepts and procedures which have been developed and applied by the Advisor. Market timing involves the use of analytical techniques which seek to anticipate major market trends which in the opinion of the investment advisor affect securities markets over periods of time, so an investor (such as the Fund) may restructure its portfolio of investments to increase gains or income, or avoid losses. The Advisor will apply such analytical techniques to each Fund's investments, including the Blue Chips in which The Rightime Blue
Chip Fund invests and the MidCaps in which The Rightime MidCap Fund invests. It should be noted that some members of the investment community believe that market timing cannot be achieved successfully on a consistent basis and there can be no assurance the Advisor will achieve such a level of consistency. If the Advisor incorrectly judges turns in the market, a Fund may lose opportunities for gains or incur losses.

Second, when appropriate to achieve the objective and strategies described above, each Fund intends to use investment techniques under which it would buy or sell portfolio securities such as stock options, stock index options, stock index futures or options on such futures to avoid untimely portfolio transactions, costly restructuring of the portfolio, or adverse market effects while the Fund is investing its assets. These techniques and securities are generally considered to be speculative and to involve higher risks or costs to an investor. The Funds will not, however, use stock index futures and options thereon for speculative purposes. These techniques will be used by each Fund when appropriate to "hedge" the usual investment risks attendant upon its investments, and the Fund believes it will therefore avoid the risks of such speculative use of these techniques.

Each Fund also seeks to protect the value of an investment in the Fund by temporarily foregoing high total return for protection and stability of its assets when volatile or abnormal market conditions are anticipated (as indicated by rapidly accelerating inflation or interest rates, sharply declining stock markets, increasing deterioration in the banking situation and/or increasing threats to national or world security). This will involve the selection of high proportions, up to 100%, of temporary defensive investments such as U.S. Government securities or other money market securities (see "Money Market Securities"), the use of very short portfolio maturities of 60 days or less, other investments which protect the value of the Fund, and similar techniques such as holding cash.

THE RIGHTIME SOCIAL AWARENESS FUND

The investment objective of the Fund is to achieve for its investors growth of capital and its secondary objective is current income, consistent with reasonable risk. The Fund seeks to achieve this objective by investing in securities of well known and established companies, as well as smaller, less well known companies, with prospects for above average capital growth and by making other investments selected in accordance with the Fund's investment restrictions and policies. As described in the Prospectus, the Fund also imposes certain social criteria prior to selecting investments for the Fund. The Fund will vary its investment strategy as described in the Fund's Prospectus to seek to achieve its objective.

Growth of Capital and Income

The Fund's primary objective is growth of capital and its secondary objective is current income. The Fund seeks to achieve this goal by a combination of capital appreciation on investments (which may be emphasized during periods when a generally rising trend in securities markets is anticipated by the Advisor) and high income (which may be emphasized during periods when the investment advisor anticipates that income producing securities will provide performance superior to the appreciation the Fund might otherwise achieve, consistent with maintaining the Fund's objective). The Fund also seeks to achieve a return on its investments by avoiding the full impact of periods of market decline by either shifting its investments or by hedging its investments. The Fund attempts to limit to a reasonable level the risk which it will bear in the selection of its investments.

Aggressive Portfolio Strategy

During periods when the Advisor anticipates a rising trend in the securities markets, it will seek to achieve the Fund's investment objective by investing in a portfolio of securities, primarily common stocks, which the advisor believes will benefit from such a trend. In order to make allowance for cash flow needs of the Fund or when the Fund is otherwise pursuing appreciation in its portfolio, the Fund may also invest its assets in other investment vehicles. Though not required by its policies to do so, the Fund may make such investments, if necessary, to qualify as a "regulated investment company" under the Internal Revenue
Code (the "IRC"). (See "Dividends, Distributions and Taxes" in the
Prospectus for a discussion of qualification under Subchapter M of the IRC.)

Conservative Portfolio Strategy

When the Advisor anticipates a generally declining trend in securities markets, it may invest in securities other than common stocks, consistent with maintaining the Fund's objective. The Fund may also seek to achieve its objective during such a period without disturbing or restructuring the portfolio established by the Fund during an aggressive period by using cash, cash equivalents, proceeds of maturing securities, new assets, etc.
to purchase or sell other investment vehicles such as bonds and other debt obligations, stock options, stock index options, stock index futures or options on such futures. (The Fund may also use such techniques to accommodate cash needs or to avoid impairing the Fund's status as a regulated investment company under the IRC.)

To this end, the Fund may buy or sell bonds and other debt obligations, stock options, stock index options, stock index futures and options thereon to seek to counter-balance portfolio volatility and/or market risk consistent with the intention of the investment objective to limit investments to those which involve a reasonable risk. Stock options, stock index futures and options thereon are utilized to "hedge" risks arising from the Fund's investments originally selected under its "Aggressive
Portfolio Strategy," including those risks arising while the Fund is selecting suitable investments for its assets, and are not entered into for speculative purposes. When such option and futures techniques are used to reduce the risk of loss (or secure investment gains) for the Fund, their use will generally reduce or impose a limit on the amount of gains the Fund can achieve from the investments which are so "hedged." (See
"Hedging" in the Prospectus and "Options and Futures" below.)

Social Criteria

After determining that a prospective investment meets the financial criteria described above, the Advisor will seek to select securities for the Fund based upon an analysis of the relative social performance of the issuer. The Advisor will numerically rate the social performance of each issuer regarding specific social issues and rate the overall social performance of each issuer between 1 and 10, with 1 indicating the highest rating and 10 indicating the lowest. The Advisor considers information provided by various sources, including the issuers of securities, publicly disclosed corporate documents filed with federal agencies, and information provided by Kinder, Lydenberg, Domini & Co. ("KLD") and its Domini Social
Index (the "DSI"). The DSI is a market capitalization-weighted common stock index which monitors the performance of 400 corporations that pass multiple, broad-based social screens. The DSI 400 consists of approximately 250 companies included in the Standard & Poor's 500 Stock
Index, approximately 100 of the largest companies not included in the S &
P 500 or companies providing industry representation, and 50 companies with particularly strong social characteristics. The Advisor may select companies listed in the DSI for investment, but is not limited to the selection of such companies.

The DSI was created to fill two primary needs:

[bullet] To create a diversified benchmark against which social investors can measure the investment performance of socially screened portfolios. The DSI is constructed to represent the broad market available to the social investor.

[bullet] To provide a resource for social investors wishing a broad index of companies in a variety of industries that pass commonly applied social screens.

The DSI uses a combination of exclusionary and qualitative social screens:

Exclusionary screens:

[bullet] Eliminate companies that derive two percent or more of sales from military weapons systems; derive any revenues from the manufacture of alcoholic or tobacco products; or derive any revenues from the providing of gaming products or services; and

[bullet] Eliminate electric utilities that own interests in nuclear power plants or derive electricity from nuclear power plants in which they have an interest.

Qualitative screens:

[bullet] Evaluate companies' records in areas such as diversity, employee relations, the environment, and product. KLD makes an effort to include companies with a positive record in these areas.

Investors should be aware that the Fund's social criteria may limit the availability of investment opportunities more than is customary with other investment companies. The Advisor may change the social criteria used to rate social performance of an issuer without prior notice or shareholder approval.

Other Factors

The Fund seeks to provide its shareholders with growth of capital and with current income as a secondary objective, consistent with reasonable risk.
This involves two key concepts:

First, the Advisor will attempt to minimize market risk by monitoring and responding to factors (such as various monetary, or market momentum indicators) which the Advisor expects will assist it in determining an investment posture including whether to restructure the portfolio for a Fund. This involves the use of "market timing" concepts and procedures which have been developed and applied by the Fund's Advisor. Market timing involves the use of analytical techniques which seek to anticipate major market trends which in the opinion of the Advisor affect securities markets over periods of time, so an investor (such as the Fund) may restructure its portfolio of investments to increase gains or income, or avoid losses. The Advisor will apply such analytical techniques to the Fund's investments. It should be noted that some members of the investment community believe that market timing cannot be achieved successfully on a consistent basis and there can be no assurance the Advisor will achieve such a level of consistency. If the Advisor incorrectly judges turns in the market, the Fund may lose opportunities for gains or incur losses.

Second, when appropriate to achieve the objective and strategies described above, the Fund intends to use investment techniques under which it would buy or sell portfolio securities such as stock options, stock index options, stock index futures or options on such futures to avoid untimely portfolio transactions, costly restructuring of the portfolio, or adverse market effects while the Fund is investing its assets. These techniques and securities are generally considered to be speculative and to involve higher risks or costs to an investor. The Fund will not, however, use stock index futures and options thereon for speculative purposes. These techniques will be used by the Fund when appropriate to "hedge" the usual investment risks attendant upon its investments, and the Fund believes it will therefore avoid the risks of such speculative use of these techniques.

The Fund also seeks to protect the value of an investment in the Fund by temporarily foregoing growth of capital for protection and stability of its assets when volatile or abnormal market conditions are anticipated (as indicated by rapidly accelerating inflation or interest rates, sharply declining stock markets, increasing deterioration in the banking situation and/or increasing threats to national or world security). This will involve the selection of high proportions, up to 100%, of temporary defensive investments such as U.S. Government securities or other money market securities (see "Money Market Securities"), the use of very short portfolio maturities of 60 days or less, other investments which protect the value of the Fund, and similar techniques such as holding cash.

OPTIONS AND FUTURES

The following descriptions of stock options, stock index options, stock index futures and options on such futures are summaries of the vehicles
The Rightime Fund, The Rightime Blue Chip Fund, The Rightime MidCap Fund and The Rightime Social Awareness Fund may use to "hedge" their respective investments, and illustrate techniques each Fund can select to achieve such hedging.

Option Characteristics and Transactions: The Fund intends to purchase and/or write put and call options that are traded on United States securities exchanges and over-the-counter. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A put option is a similar contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

A call option is "covered" if the Fund owns the underlying security (or equivalent in the case of stock index options) covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

If the Fund as the writer of an option wishes to terminate its obligation, the Fund may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written.
The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor (such as the Fund) who is the holder of an option may liquidate his position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date, or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments.

The Fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option or in the case of a closing sale transaction, the price received on the transaction is more than the premium paid to purchase the option; the Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option or in the case of a closing sale transaction, the price received on the transaction is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing purchase transaction of a call option is likely to be offset in whole or in part by appreciation of the underlying security if it is owned by the Fund.

Stock Index Futures Characteristics: The Fund intends to purchase and sell stock index futures contracts as a hedge against changes in market conditions in accordance with the portfolio strategies described in the Prospectus. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with the changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take, or make delivery of, an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

Characteristics of Options on Stock Index Futures: The Fund intends to purchase and/or write put and call options on stock index futures which are traded on a U.S. exchange or Board of Trade. Options on stock index futures are similar to options on stocks except that an option on a stock index future gives the purchaser the right, in return for the premiums paid, to assume a position in a stock index futures contract (a purchase if the option is a call and a sale if the option is a put), rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date.

Risks of Transactions in Stock Options: An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange could include the following: l) there may be insufficient trading interest in certain options; 2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; 3) trading-halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; 4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; 5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or 6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing
Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

When the Fund enters into a futures transaction, it must deliver to the Futures Commission Merchant (the "FCM") selected by the Fund an amount referred to as "initial margin." This amount is maintained by the FCM in an account at the Fund's Custodian Bank. Thereafter "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with the controls set for such account. These controls, including the requirement that the Fund draw out amounts in excess of $50,000 in any one such account, are intended to protect the Fund from misappropriation of such "margin." The Fund will carefully monitor such accounts to seek to minimize the risk attendant upon such accounts.

The Fund will also request that the Custodian Bank segregate other securities of the Fund equal in value to the Fund's potential liability under such transactions in excess of any amount held by the FCM, so that the Fund will always have the necessary assets to fulfill its obligation.
The segregated account procedures will comply with Investment Company Act
Release Number 10666 so the Fund will not be deemed to be engaged in the issuance of senior securities.

While the Funds have not adopted fundamental limitations on their futures or options activities, they must comply with certain requirements of the U.S. Securities and Exchange Commission ("SEC") and the Commodities
Futures Trading Commission. For example, these provisions require that each Fund shall not purchase or sell any futures or puts or calls on futures if immediately thereafter the sum of the amount of the Fund's margin deposits (both initial and variation deposits) and premiums paid for outstanding puts and/or calls on futures would exceed 5% of the value of its total assets. (While the amount represented by such premiums or margin may be small, the value of the assets affected by options or futures may be large.) This limitation could, however, change if regulatory provisions applicable to the Fund's were to be changed.

The conditions with which each Fund will comply under the terms of an Exemptive Order granted by the SEC to Rightime Fund, Inc. include requirements that: (1) the Fund maintain liquid assets in the segregated custody of its Custodian Bank equal to the combined value of its additional obligations for futures and certain other investments; (2) the sum of specified premiums and margins not exceed 5% of the Fund's market value when such investments are made; (3) the Fund establish and maintain funds in FCM Accounts in its Custodian Bank as described in the Exemptive
Order; and (4) the Fund withdraw excess variation margin from such FCM
Accounts are described in the Exemptive Order.

MONEY MARKET SECURITIES

Although The Rightime Fund intends to concentrate its investments in investment company securities and The Rightime Blue Chip Fund, The
Rightime MidCap Fund, and The Rightime Social Awareness Fund intend to invest their assets primarily in common stocks, each Fund may invest its assets directly in money market securities whenever deemed appropriate by the Advisor to achieve the Fund's investment objective. It may invest without limitation in such securities on a temporary basis for defensive purposes.

Securities issued or guaranteed as to principal and interest by the United
States government ("Government Securities") include a variety of Treasury securities, which differ in their interest rates, maturities and date of issue. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have a maturity of greater than five years. Each Fund will only acquire
Government Securities which are supported by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage
Association, the Farmers Home Administration, and the Export-Import Bank.
The Fund's direct investments in money market securities will generally favor securities with shorter maturities (maturities of less than 60 days) which are less affected by price fluctuations than those with longer maturities.

Certificates of deposit are certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bank certificates of deposit and bankers' acceptances are limited to domestic banks and savings and loan associations that are members of the Federal Deposit Insurance
Corporation having total assets in excess of five hundred million dollars
("Domestic Banks").

Investments in prime commercial paper may be made in notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace, or any renewal thereof payable on demand or having a maturity likewise limited.

Under a repurchase agreement the Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The Fund will enter into repurchase agreements only with banks which are members of the Federal Reserve
System, or securities dealers who are members of a national securities exchange or are market makers in government securities and in either case, only where the debt instrument collateralizing the repurchase agreement is a U.S. Treasury or agency obligation supported by the full faith and credit of the U.S. A repurchase agreement may also be viewed as the loan of money by the Fund to the seller. The resale price specified is normally in excess of the purchase price, reflecting an agreed upon interest rate.
The rate is effective for the period of time the Fund is invested in the agreement and may not be related to the coupon rate on the underlying security. The term of these repurchase agreements will usually be short
(from overnight to one week) and at no time will the Fund invest in repurchase agreements of more than sixty days. The securities which are collateral for the repurchase agreements, however, may have maturity dates in excess of sixty days from the effective date of the repurchase agreement. The Fund will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount to be paid to the Fund under each agreement at its maturity, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidation of the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, collection of the collateral by the Fund may be delayed or limited. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Fund's net assets would be invested in such repurchase agreements together with any other illiquid assets.

CONVERTIBLE SECURITIES

Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasing on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Funds may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the Advisor anticipates such stock will provide the Fund with opportunities which are consistent with the Fund's investment objective and policies.

OTHER INFORMATION

The Advisor will select securities for each Fund based upon an analysis of the expected contribution of the security to the Fund's investment objective. Equity securities (such as common and preferred stock) will be selected based upon the expected appreciation potential, income, and/or liquidity of the security. Debt securities (such as bonds or other obligations, including money market securities), will be selected after considered factors such as the interest rate and the soundness of the issuer. In selecting preferred stocks or debt securities, the Advisor does not rely upon published ratings of such issuers, but may consider such ratings in making its recommendations. Preferred stocks and debt securities in which the Funds may invest will be rated at the time of purchase Baa or higher by Moody's Investor Service, Inc., or BBB or higher by Standard & Poor's Ratings Group or in the opinion of the Advisor will be of comparable quality. Baa and BBB rated securities are considered to have speculative characteristics. Adverse economic conditions and changing circumstances are more likely to lead to a weakened capacity to pay principal and interest. In the event the rating on an issue held in a Fund's portfolio is changed by the ratings service, such change will be considered by the Fund in its evaluation of the overall investment merits of that security.

PORTFOLIO TURNOVER
It is not the policy of any of the Funds to purchase or sell securities for short-term trading purposes, but each Fund may sell securities to recognize gains or avoid potential for loss. Each Fund will, however, sell any portfolio security (without regard to the time it has been held) when the Advisor believes that market conditions, credit-worthiness factors or general economic conditions warrant such a step. Each Fund may seek to avoid untimely portfolio transactions by utilizing hedging techniques which reduce the necessity to restructure portions of each Fund's portfolio. Each Fund presently estimates that its annualized portfolio turnover rate will generally not exceed 300%. High portfolio turnover might involve additional transaction costs (such as brokerage commissions or sales charges) which are borne by the Fund, or adverse tax effects.
(See "Dividends, Distributions and Taxes" in the Prospectus.)

HEDGING

Hedging
Under certain conditions, each Fund may choose to restructure its investments in anticipation of market movement. This could involve the sale of investments owned by the Fund to secure gains or to avoid losses before an expected decline in the market reduces the market value of such securities.

In place of or to supplement such restructuring, each Fund may seek to protect itself from anticipated market action by using "hedging" techniques that the Fund expects will generate gains which would offset losses on other securities owned by the Fund. These hedging techniques could involve combinations of various techniques, such as the purchase or sale of stocks or the use of stock options, stock index options, stock index futures and options thereon to seek to achieve increases in the values of such options and futures which offset decreases in the values of other securities owned by the Fund. The Advisor would select the specific technique(s) based upon analysis of the Fund's portfolio, market conditions, relative costs and risks, tax effects and other factors. There can be variations between the relative movements of investments and the hedge selected with respect to that investment.
This may increase or decrease the gains or losses each Fund achieves by its hedging relative to its losses or gains on the hedged investments.

TEMPORARY DEFENSIVE INVESTMENT POLICIES
Each Fund reserves the right to protect the value of its investments by temporarily foregoing the Fund's objective for protection and stability of its assets when volatile or abnormal market conditions are anticipated by the Advisor (as indicated by rapidly accelerating inflation or interest rates, sharply declining stock markets, increasing deterioration in the banking situation and/or increasing threats to national or world security). This will involve the selection of high proportions, up to 100%, of temporary defensive investments such as U.S.
Government securities or other money market securities, the use of very short portfolio maturities of 60 days or less, other investments which protect the value of the Fund, and similar techniques such as holding cash.

INVESTMENT RESTRICTIONS

Each Fund has adopted the Investment Restrictions set forth below, which cannot be changed without the approval of a majority of the outstanding voting securities of the Fund. As provided in the Investment Company Act of 1940 a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. So long as percentage restrictions are observed by a Fund at the time it purchases any security, changes in values of particular Fund assets or the assets of the Fund as a whole will not cause a violation of any of the following restrictions.

For All Funds - The Funds will not:

 (1) as to 75% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer. (This limitation does not apply to cash and cash items, obligations issued or guaranteed by the United States government, its agencies or instrumentalities, or securities of other investment companies);

 (2) purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer. (For purposes of this restriction, all outstanding fixed income securities of an issuer are considered as one class);

 (3) purchase or sell commodities or commodity futures contracts, other than those financial futures outlined in the Fund's current
     Prospectus, and as described in this SAI;

 (4) make loans of money or securities, except (a) by the purchase of fixed income obligations in which the Fund may invest consistent with its investment objective and policies; or (b) by investment in repurchase agreements;

 (5) invest in securities of any company if, to the knowledge of the Fund, any officer or director of the Company or the Advisor owns more than 0.5% of the outstanding securities of such company and such officers and directors (who own more than 0.5%) in the aggregate own more than 5% of the outstanding securities of such company;

 (6) borrow money, except the Fund may borrow from banks: (a) for temporary or emergency purposes in an amount not exceeding 5% of the Fund's assets;
     or (b) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make additional investments;

 (7) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its net assets but only to secure borrowings for temporary or emergency purposes, such as to effect redemptions;

 (8) purchase the securities of any issuer if, as a result, more than 10% of the value of the Fund's net assets would be invested (a) in securities that are subject to legal or contractual restrictions on resale
     ("restricted securities"), (b) in securities for which there are no readily available market quotations, or (c) in repurchase agreements maturing in more than seven days;

 (9) issue senior securities, except to the extent that an investment technique described in the Fund's prospectus (such as the use of stock index futures) may be deemed to involve a "senior security;"

(10) engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security;

(11) purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein;

(12) invest for the purpose of exercising control or management of another company;

(13) purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs;

(14) make purchases of securities on "margin" (though the Fund will comply with applicable requirements of the Commodities Futures Trading Commission with respect to futures); or

(15) sell securities short;

     In addition to the above restrictions, The Rightime Fund is also subject to the following restrictions that it may not:

(16) concentrate its investments in any industry other than registered investment companies;

(17) invest in any investment company if, at the time of investment, a purchase of its shares would result in the Fund and its affiliates owning more than 3% of the total outstanding stock of such investment company; and

(18) invest in any investment company which itself does not qualify as a diversified investment company under the Internal Revenue Code.

In addition to restrictions 1 through 15, The Rightime Blue Chip Fund, The
Rightime MidCap Fund and The Rightime Social Awareness Fund are also subject to the following restriction that it may not:

(19) concentrate its investments in any industry.

Non-Fundamental Restrictions

In addition to the restrictions outlined above, the Funds (as indicated below) will also be subject, as a matter of operating policy, to the restrictions noted below: (1) (All Funds) The Funds may only invest in other investment companies within limits set by the Investment Company Act of 1940. With respect to all Funds other than The Rightime Fund, this would allow a Fund to invest up to 10% of its total assets in other investment companies, although not more than 5% of the Fund's total assets may be invested in any one investment company and the Fund's investment in another investment company may not represent more than 3% of the securities of any one investment company. (2) (All Funds) The Funds may also acquire securities of other investment companies beyond such limits pursuant to a merger, consolidation or reorganization.

INVESTMENT ADVISOR

The investments of each Fund are managed by Rightime Econometrics, Inc.
(the "Advisor"), 1095 Rydal Road, Rydal, Pennsylvania, 19046-1711, under an Investment Advisory Agreement (the "Advisory Agreement") which became effective as to the Funds on the following dates: The Rightime Fund, March
26, 1985; The Rightime Blue Chip Fund, July 1, 1987; The Rightime MidCap
Fund, November 10, 1991; and The Rightime Social Awareness Fund, on March
1, 1990. Each Agreement was initially approved by the Board of Directors for a term of two years from its effective date, subject to shareholder ratification. Each Agreement will continue in effect from year to year thereafter only if such continuance is approved annually by either the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund and in either case by the vote of a majority of the directors who are not parties to the Agreement or interested persons (as such term is defined in the Investment Company Act of 1940, as amended) of any party to the Agreement, voting in person at a meeting called for the purpose of voting on such approval. Each Agreement may be terminated at any time without penalty by the Fund's Board of Directors or by a majority vote of the outstanding shares of the Fund, or by the Investment Advisor, in each instance on not less than 60 days' written notice and shall automatically terminate in the event of its assignment.

As compensation for its services, the Advisor receives a fee, computed daily and payable monthly, at the annualized rate of 0.50% of the average daily net assets of each The Rightime Fund, The Rightime Blue Chip Fund,
The Rightime MidCap Fund and The Rightime Social Awareness Fund.

The following table shows the fees paid by each series pursuant to its Advisory Agreement, during the three most recent fiscal years:




                                                       1998            1997            1996
                                                       ----            ----            ----
The Rightime Fund                                    $562,069        $778,525        $830,865
The Rightime Government Securities Fund [DAGGER]      $20,412         $33,110         $57,725
The Rightime Blue Chip Fund                        $1,322,530      $1,432,253      $1,360,520
The Rightime Social Awareness Fund                    $65,411         $53,093         $40,814
The Rightime MidCap Fund                             $336,885        $394,749        $396,405

[DAGGER] On June 26, 1998, The Rightime Government Securities Fund was merged into The Rightime
         Blue Chip Fund.




The sole officer, director and shareholder of the Advisor is David J. Rights. Mr. Rights is also the Chairman of the Board, President and Treasurer of the Fund and the President and Treasurer of Rightime Administrators, Inc., the Fund's administrator. Mr. Rights is the owner of RTE Securities, Inc., a broker-dealer firm which has been retained by Lincoln Investment Planning, Inc. the Fund's distributor and transfer agent, to provide consulting and wholesaling services with respect to the distribution of the Fund's shares. The Advisor presently serves as advisor to other clients and may do so in the future.

DISTRIBUTOR

Pursuant to the Distribution Agreement for each Fund, the expenses of printing all sales literature, including prospectuses, are to be borne by Lincoln Investment Planning, Inc. (the "Distributor"). Each Distribution Agreement provides that it will continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund and in either case by the vote of a majority of the directors who are 12b-1 Directors as that term is defined in the prospectus, voting in person at a meeting called for the purpose of voting on such approval. Each agreement will terminate automatically in the event of its assignment. Under each Distribution Agreement, the Distributor is the exclusive agent for the Fund's shares, and has the right to select selling dealers to offer the shares to investors.

Edward S. Forst, Sr., the Vice-President and Secretary of The Rightime Fund, Inc., is the Chairman of the Distributor; he is also Vice President and Secretary of Rightime Administrators, Inc., each Fund's Administrator. David J. Rights, through RTE Securities, Inc., provides consulting and wholesaling services to the Distributor, and holds other positions with Fund affiliates as described above under "Investment Advisor."

The services provided by the Distributor under each Distribution Agreement relate to the sale of the Fund's shares. These services are separate from those provided by the Distributor in its capacity as sub-administrator to Rightime Administrators, Inc., such as receiving and responding to shareholder inquiries, assisting each Fund with tax returns, proxy statements, and other services not undertaken to distribute shares.

The Plans provide for the use of Fund assets to pay expenses of distributing Fund shares. The Distribution Agreements and the Plans were each approved by the Boards of Directors, including a majority of directors who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plan or any agreement related thereto, referred to as the "12b-1 Directors"). Each Fund's Plan and the agreements under each Plan may be different from, and will operate independently of, any plan adopted by any other series of the Company. Each Plan may be terminated at any time by the vote of the Company's Board of Directors or the 12b-1 Directors, or by the vote of a majority of the outstanding voting securities of the Fund.

As compensation for its services, the Distributor receives a fee, computed daily and payable monthly, at an annualized rate of each Fund's average daily net assets of 0.75% for The Rightime Fund, and 0.50% for The Rightime Blue Chip Fund, The Rightime MidCap Fund, and The Rightime Social Awareness Fund. The Plans provide that each Fund's costs may not exceed the annual rates listed above, for payments to the Distributor, sales representative or third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commission or travel reasonably intended to result in sales of shares of the Fund and for the printing or prospectuses sent to prospective investors. The Funds will not bear any distribution expenses in excess of their payments to the Distributor under the Plans at the rates set forth above.

The Plans do not limit the amounts paid to the Distributor by each Fund to amounts actually expended by the Distributor, and it is therefore possible for payments to the Distributor to exceed its expenses in a particular year. At the present time, however, the budgeted expenses of the Distributor, including commissions to its representatives and those of other dealers, will substantially exceed the payments received under each Distribution Agreement. The Distributor will advance such amounts from its own resources, and while the Distributor hopes to recover such "excess" payments through its normal fees in later years, the Funds are not legally obligated to repay such excess amounts or to continue the Plans or the Distribution Agreements for such purpose. Although the Plans may be amended by the Board of Directors, any change in a Plan that would materially increase the amounts authorized to be paid under the Plan must be approved by a shareholder vote.

Commissions for distribution of Fund shares and other compensation received by Lincoln Investment Planning during the Fund's fiscal years ended October 31, 1996, 1997 and 1998:


           Total               Net             Distributor      Brokerage         Other
        Underwriting       Underwriting       Compensation     Commissions     Compensation
        Commissions        Commissions to     on Redemption
                            Distributor      and Repurchases
----------------------------------------------------------------------------------------------
1998     $ 628,172*         $ 628,172              -0-             -0-             -0-
1997    $1,148,636*        $1,148,636              -0-             -0-             -0-
1996    $1,236,367*        $1,236,367              -0-             -0-             -0-

* Does not include nominal amounts paid to Lincoln Investment Planning by investment companies whose shares are purchased by The Rightime Fund to compensate Lincoln Investment Planning for shareholder servicing and/or distribution activities on behalf of such companies.



DISTRIBUTION PLAN

Pursuant to each Fund's 12b-1 Distribution Plan, each Fund may incur distribution costs which may not exceed: 0.50% per annum of The Rightime Fund's net assets and 0.25% per annum for each of The Rightime Blue Chip Fund's, The Rightime Social Awareness Fund's and The Rightime MidCap Fund's net assets for payments to the Distributor or others for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Fund. The 12b-1 Distribution Plan for each Fund also provides that each Fund may incur a shareholder servicing fee of 0.25% per annum of the Fund's net assets which is paid to the Distributor or others for ongoing servicing and/or maintenance of shareholder accounts.

During the most recent fiscal year, the distribution expenses paid by the Funds were as follows: The Rightime Fund $562,069 The Rightime
Government Securities Fund $0*; The Rightime Blue Chip Fund $661,265;
The Rightime Social Awareness Fund $32,705; and The Rightime MidCap Fund $168,443. The shareholder servicing expenses paid by the Series of the Fund were as follows: The Rightime Fund $281,035; The Rightime
Government Securities Fund $12,758*; The Rightime Blue Chip Fund $661,265; The Rightime Social Awareness Fund $32,705; and The Rightime MidCap Fund $168,443.

The following table sets forth the distribution and shareholder servicing expenses paid on behalf of each series by the Distributor during the most recent fiscal year ended October 31, 1998. The excess costs incurred over payments received from the Funds pursuant to each Fund's 12b-1 Distribution Plan were paid by the Distributor from its own resources and will not be reimbursed by the Fund.



Lincoln Investment Planning, Inc.
Analysis of Distributor Expenses
For the year ended October 31, 1998

The Rightime Fund                      Amount
Commissions to Salesmen               551,347
Commissions to RSI                      9,704
Administration Staff                   30,257
Advertising & Printing                 26,395
Miscellaneous Selling Exp              49,489
Office Expense                         53,872
Professional Services                   7,187

The Rightime Gov't. Securities
Commissions to Salesmen                14,988
Commissions to RSI                        264
Administration Staff                      823
Advertising & Printing                    718
Miscellaneous Selling Exp               1,345
Office Expense                          1,464
Professional Services                     195

The Rightime Blue Chip
Commissions to Salesmen             1,203,115
Commissions to RSI                     21,176
Administration Staff                   66,024
Advertising & Printing                 57,598
Miscellaneous Selling Exp             107,991
Office Expense                        117,555
Professional Services                  15,684

The Rightime Social Awareness
Commissions to Salesmen                57,597
Commissions to RSI                      1,014
Administration Staff                    3,161
Advertising & Printing                  2,757
Miscellaneous Selling Exp               5,170
Office Expense                          5,628
Professional Services                     751

The Rightime Mid-Cap Fund
Commissions to Salesmen               314,107
Commissions to RSI                      5,529
Administration Staff                   17,237
Advertising & Printing                 15,037
Miscellaneous Selling Exp              28,194
Office Expense                         30,691
Professional Services                   4,095



ALLOCATION OF PORTFOLIO BROKERAGE

The Advisor, in effecting the purchases and sales of portfolio securities for the account of each Fund, will seek execution of trades either: (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange; or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Fund or the Advisor by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following: Information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments. The Advisor may use research and services provided to it by brokers and dealers in servicing all its clients, however, not all such services will be used by the Advisor in connection with the Fund. Portfolio orders may be placed with affiliated broker-dealers, and in such case, the affiliated broker-dealers will receive brokerage commissions. However, portfolio orders will be placed with the affiliated broker-dealers only where the price being charged and the services being provided compare favorably with those which would be charged to the Fund by non-affiliated broker-dealers, and with those charged by the affiliated broker to other unaffiliated customers, on transactions of a like size and nature. Brokerage may also be allocated to dealers in consideration of Fund share distribution but only when execution and price are comparable to that offered by other brokers. The Fund follows the standards of SEC Rule 17e-1 under the Investment Company Act of 1940 which requires that the commission paid to the Distributor must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

For the Fund's last three fiscal years ended October 31, none of the Fund's aggregate brokerage commissions were paid to Lincoln Investment Planning, Inc., and for the same periods, none of the Fund's aggregate amount of portfolio transactions (purchases and sales) were effected by Lincoln. Lincoln does, however, assist the Rightime Fund in purchasing investment company shares and, while Lincoln does not accept any front or back end sales charges in connection with such transactions, it may receive distribution fees.

The Advisor is responsible for making the Fund's portfolio decisions subject to instructions described in the prospectus. The Board of Directors may however impose limitations on the allocation of portfolio brokerage.

The Fund expects that purchases and sales of portfolio money market securities will be principal transactions. Such securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by the Fund for such purchases. Purchases from the underwriters will include the underwriter commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price.

ADMINISTRATOR

Each Fund has selected Rightime Administrators, Inc. (the "Administrator") to serve as the Administrator of the Fund. The Administrator which is affiliated with the Advisor is located at 218 Glenside Avenue, Wyncote, PA 19095-1595. The Administrator serves under an agreement (the "Administration Agreement") with the Company on behalf of each Fund, dated the same date as the respective Fund's Advisory Agreement.

Each Administration Agreement provides that the Administrator will administer the Fund's affairs subject to the supervision of the Company's Board of Directors and, in connection therewith, furnish each Fund with office facilities, and with any ordinary clerical and bookkeeping services not furnished by the Fund's Transfer Agent or Custodian. The Administrator has authorized any of its directors, officers or employees who are elected as directors or officers of the Company, including a majority of the directors who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, with respect to each Fund. The Administrator has retained Lincoln Investment Planning, Inc., the Distributor and Transfer Agent for each Fund, to provide certain accounting services and shareholder services for each Fund.

As compensation for its services, the Administrator receives a fee, computed daily and payable monthly, at an annualized rate of each Fund's average daily net assets of 0.95% for The Rightime Fund, and 0.85% for each The Rightime Blue Chip Fund, The Rightime MidCap Fund, and The Rightime Social Awareness Fund. The Administrator will pay the fees of the Distributor for the accounting and shareholder services referred to in the previous paragraph.

CUSTODIAN

First Union National Bank, 530 Walnut Street, Pennsylvania 19106, serves as the Custodian of the securities and cash for each Fund.

TRANSFER AGENT

Lincoln Investment Planning, Inc. serves as Transfer Agent, Dividend Disbursing Agent and Redemption Agent for redemptions pursuant to a Transfer and Dividend Disbursing Agency Agreement approved by the shareholders of The Rightime Fund, Inc. at a meeting held for such purpose on October 23, 1986. The agreement is subject to annual renewal by the Board of Directors of the Fund, including the directors who are not interested persons of the Fund or of the Transfer Agent. Pursuant to the agreement, as amended and approved by the Board of Directors, the Transfer Agent receives a fee calculated at an annual rate of $15.00 per shareholder account and will be reimbursed out-of-pocket expenses incurred on the Fund's behalf.

The Transfer Agent acts as paying agent for all Fund expenses and provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of Transfer and Dividend Paying Agent, including: receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on nonresident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purposes and redemption of the Fund's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of the Fund's shares and causing redemption of shares for and disbursements of proceeds to withdrawal plan stockholders. The Transfer Agent may contract with other parties to provide services under the agreement. Pursuant to this authority, the Transfer Agent has entered into an agreement under which DST Systems Inc. and its subsidiaries provide computer services and the printing and distribution of confirmations and tax forms.

The Transfer Agent received compensation for its services for the fiscal years ended in 1996, 1997 and 1998, respectively: $704,111, $694,812,
$721,419.


GENERAL OPERATIONS

Except as indicated above, each Fund is responsible for the payment of its expenses, including: (a) the fees payable to the Advisor, Administrator, and the Distributor; (b) the fees and expenses of Directors who are not affiliated with the Advisor, the Administrator, or the Distributor; (c) the fees and certain expenses of the Fund's Custodian and Transfer Agent;
(d) the charges and expenses of the Company's legal counsel and independent accountants; (e) brokers' commissions and any issue or transfer taxes in connection with its securities transactions; (f) all taxes and corporate fees payable to governmental agencies; (g) the fees of any trade association of which each Fund is a member; (h) the cost of stock certificates representing shares of each Fund; (i) reimbursements of the organization expenses of each Fund; (j) the fees and expenses involved in registering and maintaining registration of the Company and the shares of each Fund with the U.S. Securities and Exchange Commission, paying notice filing fees to states in which Fund shares are sold, and the preparation and printing of the Company's registration statements and prospectuses; for such purposes; (k) allocable communication expenses with respect to investor services and all expenses of shareholders and directors meetings and of preparing, printing and mailing prospectuses and reports to shareholders; and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of each Fund's business. Expenses which are identifiable to a specific Fund are charged to the appropriate Fund and general corporate expenses are allocated proportionately to each Fund based on relative net assets.

PURCHASE OF SHARES

The shares of the Fund are continuously offered by the Distributor. Orders for the purchase of shares of the Fund received by the Distributor prior to the close of regular trading on any day the New York Stock Exchange ("NYSE") is open for trading will be confirmed at the offering price next determined (based upon the sales charges and valuation procedures described in the Prospectus) as of the close of regular trading of the NYSE on that day. The NYSE is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders received by the Distributor after the close of regular trading of the NYSE will be confirmed at the next day's price. It is the responsibility of dealers to transmit orders received by them promptly to the Distributor.

Purchases of The Rightime Blue Chip Fund, The Rightime Social Awareness Fund, and The Rightime MidCap Fund of $50,000 or more at offering price carry reduced sales loads as shown in the table below and may include a series of purchases over a 13-month period under a Letter of Intention signed by a purchaser. The sales loads set forth below are applicable to purchases made at one time by an individual; or an individual, his or her spouse and their children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account (including an employee benefit plan qualified under Section 401 of the Internal Revenue Code). For purchases of $2 million or more, there is no sales charge.



------------------------------------------------------------------------------------------------
    Amount of Purchase              Sales Load as % of      Sales Load as % of     Dealer
                                     Offering Price          Amount Invested     Concession*
------------------------------------------------------------------------------------------------
Less than $50,000                        4.75%                   4.99%             4.25%
$50,000 but under $100,000               3.75%                   3.90%             3.35%
$100,000 but under $500,000              2.75%                   2.83%             2.45%
$500,000 but under $1,000,000            1.75%                   1.80%             1.55%
$1,000,000 but under $2,000,000          0.75%                   0.76%             0.65%

------------------------------------------------------------------------------------------------
For purchases of $2 million or more there is no sales load.

------------------------------------------------------------------------------------------------
* In some circumstances, the Distributor may allow a larger percentage of the sales load to dealers. Such dealers may have additional responsibilities under the federal securities laws.


The Fund must be notified when a sale takes place which would qualify for the reduced sales charge on the basis of previous purchases and current purchases. The reduced sales charge will be granted upon confirmation of the shareholder's holdings by the Fund.

Letter of Intent: Shareholders of The Rightime Blue Chip Fund, The Rightime MidCap Fund and The Rightime Social Awareness Fund may reduce their sales loads by signing a Letter of Intent that permits purchases over a 13-month period. The above table is also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided by the Distributor, and not legally binding on the signer or the Fund, which includes provisions for a price adjustment, depending upon the actual amount purchased within such period, and which provides for the holding in escrow by the Distributor of 5% of the total amount intended to be purchased until such purchase is completed within the 13-month period. If the intended investment is not completed, the purchaser will be asked to pay an amount equal to the difference between the sales load on the shares purchased at the reduced rate and the sales load otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Distributor will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intent) of all their shares of the Fund previously purchased and still held as of the date of their Letter of Intent toward the completion of such Letter.

Right of Accumulation: The reduced sales load is applicable to any subsequent purchases of shares of the Fund, by any such purchaser where the aggregate investment in the Funds by such purchaser is $50,000 or more. The Right of Accumulation is applicable to purchases made at any one time by an individual; or an individual, his or her spouse and their children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account (including an employee benefit plan qualified under Section 401 of the IRC).

Waiver of Sales Loads: The sales load will not apply to purchases of The Rightime Blue Chip Fund, The Rightime MidCap Fund and The Rightime Social Awareness Fund in the following circumstances, provided that the Funds are notified at the time of purchase:

[bullet] Shares acquired through dividend or capital gain reinvestment from any series of The Rightime Fund, Inc.;

[bullet] Shares acquired by the officers, directors and employees of Rightime Econometrics, Inc., Lincoln Investment Planning, Inc., and The Rightime Fund, Inc.;

[bullet] Shares acquired by any pension, profit-sharing or qualified retirement plan of Rightime Econometrics, Inc. and Lincoln Investment Planning, Inc.;

[bullet] Shares acquired by registered representatives of dealers who have entered into dealers' agreements with the Distributor;

[bullet] Shares acquired by certain family members of any such individual and their spouses identified above and certain trusts, pension, profit sharing or qualified retirement plan for the sole benefit of such persons;

[bullet] Shares acquired and paid for with the proceeds from a Teacher's
         Insurance Annuity Association (TIAA) or College Retirement Equity Fund (CREF) account, and ongoing retirement plan investments after a TIAA-CREF transfer is received;

[bullet] Shares acquired and paid for with the proceeds from accounts of employees of organizations who have or had a contract or agreement with TIAA or CREF, and ongoing retirement plan investments after the transfer is received;

[bullet] Shares acquired and paid for with the proceeds of a redemption of an account in an unaffiliated mutual fund when the assets were managed by an outside investment advisor or market timer for a minimum of one year; and

[bullet] Shares acquired and paid for with the proceeds of a redemption of an account in an unaffiliated mutual fund or insurance company which had previously incurred an initial sales charge or contingent deferred sales charge provided the assets maintain dealer or registered representative continuity. To qualify for this waiver, the Fund may require evidence of the previously incurred charges.

Retirement Investing

Shares of the Funds are available to all types of tax-deferred retirement plans including custodial accounts described in Section 403(b) of the Internal Revenue Code. Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions. You can transfer an existing plan into the Fund or set up a new plan by calling the Fund. The following is a brief description of the retirement investing options.

Individual Retirement Accounts (IRAs) - Individuals, who are not active participants in an employer maintained retirement plan are eligible to contribute on a deductible basis to an IRA account. The IRA deduction is also available for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits. All individuals may make nondeductible IRA contributions to a separate account to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account is tax deferred. The Fund also makes its shares available to be held within special IRA programs called SEP-IRAs (Simplified Employee Pension-IRA) and SIMPLE-IRAs (Savings Incentive Match Plan for Employees-IRA). These programs allow employees to set up IRA accounts, into which employers can make contributions in lieu of establishing retirement plans for such employees. SEP-IRAs and SIMPLE-IRAs can free employers of many of the recordkeeping requirements of establishing and maintaining a retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into an IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the lump sum distribution you can continue to defer Federal income taxes on your lump sum contribution and on any income that is earned on that contribution.

Roth IRA - In a Roth IRA, amounts contributed to the IRA are not tax deductible at the time of the contribution. Amounts invested are permitted to grow tax-free and distributions from the IRA are not subject to tax if you have held the IRA for more than five years more, and the distributions meet certain qualifying restrictions. Investors filing as single taxpayers who have adjusted gross incomes of $95,000 or more, and investors filing as joint taxpayers with adjusted gross incomes of $150,000 or more may find their participation in this IRA to be restricted. Taxpayers with adjusted gross incomes of less than $100,000 can convert assets in traditional IRAs to a Roth IRA without paying the 10% early withdrawal tax. The deemed distribution of IRA assets will be included in income. However, if the assets are rolled over before January 1, 1999, the amount required to be included in gross income will be spread ratably over the four-tax-year period beginning with the tax year in which the distribution is made.

Education IRA - In an Education IRA, parents or others may contribute up to $500 annually to an education IRA on behalf of any child under age 18. This IRA is subject to the same AGI limits as the Roth IRA above, and there are other contribution restrictions that may apply including a 6% excise tax on total contributions in excess of $500 per child per year. The earnings accumulate tax free, and assets that have accumulated in the IRA may be distributed tax free when used to pay qualified higher education expenses.

KEOGH Plans for Self-Employed - If you are a self-employed individual, you may establish a Self-Employed Retirement (KEOGH) Plan and contribute up to the maximum amounts permitted for your plan under current tax laws. Under a Defined Benefit KEOGH Plan, you may establish a program with a specific amount of retirement income as your objective. The annual contributions needed to achieve this goal are calculated actuarially and can sometimes exceed the tax-deductible contributions allowed under a regular KEOGH Plan.

Tax-Sheltered Custodial Accounts - If you are an employee of a public school, state college or university, or an employee of a non-profit organization exempt from tax under Section 501(c)(3) of the IRC, you may be eligible to make contributions into a custodial account (pursuant to section 403(b)(7) of the IRC) which invests in Fund shares. Such contributions, to the extent that they do not exceed certain limits, are excludable from the gross income of the employee for federal income tax purposes.

Other Retirement, Savings, and Deferred Compensation Plans - Our Investment Advisor and Distributor make available, through their affiliates, a full range of consulting and plan administrative services, on a fee basis. Information is available to explain and assist you with the establishment of various types of corporate retirement plans, education and charitable organizations deferred compensation plans, thrift and savings plans. Also available are automated recordkeeping and actuarial services for tax-sheltered plan sponsors which fulfill all appropriate accounting and recordkeeping requirements. These services can also accommodate so called "split-funding" options where plan assets may be invested in various investments in addition to the Fund.

How to establish Retirement Accounts - All the foregoing retirement plan options require special applications or plan documents. Please call us to obtain information regarding the establishing of retirement plan accounts. FirstUnion National Bank acts as the plan custodian for retirement plan accounts with the Fund, and charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax advisor for specific advice prior to establishing a plan.

Systematic Withdrawal Plan

You can arrange to make systematic cash withdrawals from your account monthly, quarterly or annually. Your account, initially, must be at least $5,000 in order to establish this service, although the withdrawals may continue even though your account subsequently drops below $5,000. Each payment must be for an amount not less than $25. If the periodic amount you elect to withdraw is more than the increase in the value of any income or gains in your account, the withdrawals can deplete the value of your account. If the withdrawals are to be sent to someone who is not a registered owner of the shares, a signature guarantee is required on your application for this service. The Fund bears the cost of providing this plan at the present time. Please contact the Fund to obtain information about establishing a systematic withdrawal plan.

In-Kind Redemptions

To comply with certain state securities regulations, the Fund has undertaken that any portfolio securities issued in an in-kind redemption will be readily marketable securities.

DISTRIBUTION AND TAXES

Distributions

Distributions of Net Investment Income. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitute its net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains. Each Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gains realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.

Information on the Tax Character of Distributions. Each Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in a Fund.

Taxes

Election to be Taxed as a Regulated Investment Company. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of a Fund's available earnings and profits.

Excise Tax Distribution Requirements. The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Redemption of Fund Shares. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes that cause you to recognize a gain or loss. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

Deferral of Basis. All or a portion of the sales charge that you paid for your shares in a Fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the same Fund or in another of the Rightime Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. Government Obligations. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-Received Deduction for Corporations. Distributions from the Funds will generally qualify in part for the 70% dividends-received deduction for corporations. The portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Funds from domestic (U.S.) sources. The Funds will send to shareholders statements each year advising the amount of the dividend income which qualifies for such treatment. All dividends, including those which qualify for the dividends-received deduction, must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities. A Fund may invest in complex securities. Such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain and/or accelerate the recognition of income to a Fund or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

CAPITAL STOCK

The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock with a par value of $0.01 each. At the present time 50,000,000 shares have been allocated to The Rightime Fund, and 20,000,000 have been allocated to each of the remaining funds. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights. Shares, when issued, will be fully paid and nonassessable. Fractional shares have proportional voting rights. Shares of the Funds do not have cumulative voting rights which means that the holders or more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. The Funds' shareholders will vote together to elect directors and on other matters affecting the entire corporation, but will vote separately on matters affecting separate series.

The Funds do not intend to hold annual meetings of shareholders. The Company will call a meeting of Shareholders, if requested to do so by the holders of at least 10% of the Company's outstanding shares, for the purpose of voting upon the question of removal of a director or directors and will assist in communications with other shareholders as required by
Section 16(c) of the Investment Company Act of 1940, as amended.


                                       OFFICERS AND DIRECTORS OF THE FUND

Name, Address & Age                  Position & Office with the Fund             Principal Occupation During the
---------------------                -----------------------------------                 Past Five Years
                                                                                 ---------------------------------
David J. Rights                      Chairman of the Board,                      President of Rightime Econometrics,
1095 Rydal Road                      President, and Treasurer                    Inc., a registered investment advisor;
Rydal, PA 19046                                                                 and Consultant to Lincoln
Age 53                                                                           Investment Planning, Inc., a
                                                                                 registered investment advisor and
                                                                                 broker dealer

Edward S. Forst, Sr.                 Director, Vice President, and               Chairman of the Board, Lincoln
218 Glenside Avenue                  Secretary                                   Investment Planning Inc., a
Wyncote, PA 19095                                                                registered investment advisor and
Age 72                                                                           broker dealer;

Francis X. Barrett                   Director                                    Vice Chairman of the Board, Member
1706 Belleair Forest Drive, #312                                                 of the Finance, Investment, and
Belleair, FL 33756                                                               Executive Committee, Sacred Heart
Age 73                                                                           Hospital; formerly, Executive
                                                                                 Director, National Catholic
                                                                                 Education Association; and Pastor
                                                                                 Emeritus, Church of Holy Guardian
                                                                                 Angels, Reading, PA

Dr. Winifred L. Tillery              Director                                    Education Consultant; formerly,
[744 Amsterdam Road]                                                             Superintendent of Schools, Camden
Mt. Laurel, NJ 08054                                                             County, New Jersey; Assistant
Age 66                                                                           Commissioner of Education, State of
                                                                                 New Jersey formerly, Director,
                                                                                 Division of Direct Services, New
                                                                                 Jersey Department of Education; and
                                                                                 Executive Director for Special
                                                                                 Education for the Philadelphia
                                                                                 School District, Philadelphia, PA.

Dr. Carol A. Wacker                  Director                                    Education Consultant; Formerly,
[1659 Landquist Drive]                                                           Assistant Superintendent for Senior
Encinitas, CA 92024                                                              High Schools, the Philadelphia
Age 65                                                                           School District, Philadelphia, PA.



The officers conduct and supervise the daily business operations of the Fund, while the directors, in addition to functions set forth under "Advisor," "Administrator" and "Distributor" review such actions and decide on general policy. Compensation to officers and directors of the Fund who are affiliated with the Administrator, the Investment Advisor or the Distributor is paid by the Administrator, the Investment Advisor or the Distributor, respectively, and not by the Fund. Directors receive a $7,000 annual retainer and $1,250 per board of directors meeting attended and are reimbursed for expenses incurred in connection with attendance at such meetings. Directors who are members of the audit committee receive $1,250 per audit committee meeting if such meeting is held separately from a board meeting. During the most recent fiscal year, there were four meetings of the board of directors, and two separate meetings of the audit committee. The Fund has adopted a Code of Ethics which governs when and how securities investment personnel may engage in personal securities transactions.

As of December 23, 1998, the officers and directors of The Rightime Fund, Inc. as a group, beneficially owned 1.18% of the Funds.



                                                    (3)                                  (5)
                                                 Pension or              (4)            Total
                                  (2)            Retirement           Estimated      Compensation
                                Aggregate         Benefits              Annual      From Registrant
                              Compensation       Accrued As            Benefits         and Fund
          (1)                    from           Part of Fund            Upon         Complex Paid
Name of Person, Position       Registrant        Expenses             Retirement      to Directors
---------------------------------------------------------------------------------------------------------
David J. Rights, Director*        None              None                 None             None
Edward S. Forst, Sr.,
Director*                         None              None                 None             None
Francis X. Barrett, Director      $14,500           None                 None             $14,500
Dr. Winifred L. Tillery,
Director                          $14,500           None                 None             $14,500
Dr. Carol A. Wacker,
Director                          $14,500           None                 None             $14,500

* "Interested" person as defined in the "1940 Act."



GENERAL INFORMATION

Audits and Reports

The accounts of The Rightime Fund, Inc., are audited each year by Tait, Weller & Baker independent certified public accountants located at Eight Penn Center Plaza, Philadelphia, PA, 19103. Shareholders receive semiannual and annual reports of the Fund including the annual audited financial statements and a list of securities owned.

PERFORMANCE

Current yield and total return may be quoted in advertisements, shareholder reports or other communications to shareholders. Occasionally, the Fund may include its distribution rate in sales literature. Yield is the ratio of income per share derived from the Fund's portfolio investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price.

Securities and Exchange Commission rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Fund to compute or express performance follows:

As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and analyzing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the SEC formula:

                 Yield = 2 [( a-b + 1)6-1]
                              ---
                              cd
where:

a = dividends and interest earned during the period.
b = expenses accrued for the period (net of reimbursements).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = the maximum offering price per share on the last day of the period.

The average annual total return for each Fund for the indicated period ended on the date of the balance sheet contained herein is as follows:



                                             One Year       Five Year        Ten Year    Since Fund's
Fund Name                                     Period          Period          Period      Inception

The Rightime Fund                              30.44%          12.13%          11.32%       11.79%
The Rightime Blue Chip Fund                    27.54%          14.17%          12.45%       11.08%
The Rightime MidCap Fund                       30.64%          15.12%             --        13.04%
The Rightime Social Awareness Fund             29.85%          16.00%             --        11.66%



As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and analyzing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten year period or since inception and the deduction of all applicable charges and fees. According to the SEC formula:

       P(1+T)n = ERV
where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Sales literature pertaining to the Fund may quote a distribution rate in addition to the yield or total return. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price. The distribution rate differs from the yield because it measures what the Fund paid to shareholders rather than what the Fund earned from investments. It also differs from the yield because it may include dividends paid from premium income from option writing, if applicable, and short-term capital gains in addition to dividends from investment income. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the distributions paid over the period such policies were in effect, rather than using the distributions paid during the past twelve months.

With respect to those categories of investors who are permitted to purchase shares of the Fund at net asset value, sales literature pertaining to the Fund may quote a "Current Return for Net Asset Value Investments." This rate is computed by adding the income dividends paid by the Fund during the last twelve months and dividing that sum by a current net asset value. Figures for compound yield, total return and other measures of performance for Net Asset Value Investments may also be quoted. These will be derived as described elsewhere in this Statement with the substitution of net asset value for public offering price.

Sales literature referring to the use of the Fund(s) as a potential investment for Individual Retirement Accounts (IRAs), and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Comparisons and Advertisements

To help investors better evaluate how an investment in the Fund(s) might satisfy their investment objective, advertisements regarding the Fund(s) may discuss yield or total return for the Fund(s) as reported by various financial publications. Advertisements may also compare yield or total return to yield or total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) Standard & Poor's MidCap 400 Index - an unmanaged index composed of 400 domestic and Canadian stocks which measures the mid-range sector of the U.S. stock market.

d) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

e) Lipper - Mutual Fund Performance Analysis, Lipper Fixed Income
   Analysis, and Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

f) The Ryan composite or component indices - unmanaged indices of U.S. government securities as published in Barron's and other publications.

g) IBC money market fund indices - unmanaged indices of money market funds as published in Barron's and other publications.

h) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc.
   - analyzes price, current yields, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

i) Weisenberger - Mutual Funds Panorama, Weisenberger Investment Companies, published by Warren, Gorham & Lamont, Inc. - Lists distributions, price and fund privileges; measures performance over varying time period, calculates yield and lists expense ratios.

j) Mutual Fund Values and Mutual Fund Source Book, published by
   Morningstar, Inc. - Lists fund assets, portfolio composition, annual total return, portfolio statistics, income and expense ratios, risk statistics and ranks funds by objective. Provides statistics on the mutual fund industry.

k) Financial publications such as Business Week, Changing Times, Financial World, Forbes, Fortune, Money Magazine, Wall Street Journal, Barron's et al. which rate fund performance over various time periods.

l) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

In assessing such comparisons of yield, return, or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition there can be no assurance that the Fund will continue this performance as compared to such other averages.

FINANCIAL STATEMENTS

The Rightime Fund, Inc.'s financial statements are contained in its Annual Report to Shareholders dated October 31, 1998, which is available without charge upon request, and is incorporated herein by reference.

ADMINISTRATOR
Rightime Administrators Inc.
218 Glenside Avenue
Wyncote, PA 19095-1594

INVESTMENT ADVISOR
Rightime Econometrics, Inc.
1095 Rydal Road
Rydal, PA 19046-1711

DISTRIBUTOR
Lincoln Investment Planning, Inc.
218 Glenside Avenue
Wyncote, PA 19095-1595

CUSTODIAN
FirstUnion National Bank
530 Walnut Street
Philadelphia, PA 19106

TRANSFER AGENT
Lincoln Investment Planning, Inc.
218 Glenside Avenue
Wyncote, PA 19095-1594

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square

AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103-2108

MAILING ADDRESS;
Rightime Fund Quick Mail
P.O. Box 13813
Philadelphia, PA 19101-3813



THE RIGHTIME FUND, INC.


PART C

ITEM 23. Exhibits.
(a) Articles of Incorporation.

(1) The Articles of Incorporation of the registrant dated November
    13, 1984 are incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Securities and Exchange Commission (the "Commission") via its EDGAR system on January 16, 1998.

(2) Articles Supplementary establishing The Rightime Blue Chip Fund series are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(3) Articles Supplementary establishing The Rightime Social Awareness Fund series are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(4) Articles Supplementary establishing The Rightime MidCap Fund the series are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(b) By-Laws.
    The By-Laws of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(c) Instruments Defining Rights of Security Holders.

(1) Specimens.

(a) Specimen of capital stock certificate of The Rightime Fund series of the Registrant (Exhibit to Post-Effective Amendment
    No. 2 to Form N-1A).

(b) Specimen of capital stock certificate of The Rightime Blue
    Chip series (Exhibit to Post-Effective Amendment No. 2 to Form
    N-1A).

(c) Specimen of capital stock certificate of The Rightime Social
    Awareness Fund series (Exhibit to Post-Effective Amendment
    No. 2 to Form N-1A).

(d) Specimen of capital stock certificate of The Rightime MidCap
    Fund series (Exhibit to Post-Effective Amendment No. 2 to
    Form N-1A).

(d) Investment Advisory Contracts.

(1) Investment Advisory Agreement between the Registrant and Rightime Econometrics, Inc. on behalf of The Rightime Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(2) Investment Advisory Agreement between the Registrant and
    Rightime Econometrics, Inc. on behalf of The Rightime Blue Chip Fund series is incorporated herein by reference to Post-
    Effective Amendment No. 22 to the Registrant's Registration
    Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(3) Investment Advisory Agreement between the Registrant and Rightime Econometrics, Inc. on behalf of The Rightime Social Awareness Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(4) Investment Advisory Agreement between the Registrant and
    Rightime Econometrics, Inc. on behalf of The Rightime MidCap
    Fund series is incorporated herein by reference to Post-
    Effective Amendment No. 22 to the Registrant's Registration
    Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(e) Underwriting Contracts.

(1) Distribution Agreement between the Registrant and Lincoln Investment Planning, Inc. on behalf of The Rightime Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(2) Distribution Agreement dated July 15, 1987 between the Registrant and Lincoln Investment Planning, Inc. on behalf of The Rightime Blue Chip Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-
    4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(3) Distribution Agreement dated March 1, 1990 between the Registrant and Lincoln Investment Planning, Inc. on behalf of The Rightime Social Awareness Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(4) Distribution Agreement between the Registrant and Lincoln Investment Planning, Inc. on behalf of The Rightime MidCap Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(f) Bonus or Profit Sharing Contracts.
    Not applicable.

(g) Custodian Agreements.

(1) Custodian Agreement between the Registrant and The Philadelphia National Bank on behalf of The Rightime Fund Series and The Rightime Blue Chip Fund series, including Schedule A, "Custody Fee Schedule," is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-95943 and B11-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(2) Amendment to the Custodian Agreement dated March 1, 1990 between the Registrant and The Philadelphia National Bank on behalf of The Rightime Social Awareness Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(3) Amendment to the Custodian Agreement between the Registrant and The Philadelphia National Bank on behalf of The Rightime Mid-Cap Fund Series is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(h) Other Material Contracts.

(1) Transfer Agency Agreements.

(a) Transfer and Dividend Disbursing Agency Agreement dated September 25, 1986 between the Registrant and Lincoln Investment Planning, including Schedule A, "Fee Schedule," (the "Transfer Agency Agreement") is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(2) Administration Agreements.

(a) Form of Amended and Restated Administration Agreement between the Registrant and Rightime Administrators, Inc. on behalf of The Rightime Fund series is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on January 16, 1998.

(b) Form of Amended and Restated Administration Agreement between Registrant and Rightime Administrators, Inc. on behalf of The Rightime Blue Chip Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(c) Amended and Restated Administration Agreement dated December 12, 1997 between Registrant and The Rightime Administrators, Inc. on behalf of The Rightime Social Awareness Fund Series is incorporated herein by reference to Post-Effective Amendment No. 23 to The Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on January 16, 1998.

(d) Amended and Restated Administration Agreement dated September 19, 1997 between the Registrant and Rightime Administrators, Inc. on behalf of The Rightime MidCap Fund series is incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-
    4231), electronically filed with the Commission via its EDGAR system on January 16, 1998.

(3) Services Agreement dated March 26, 1985 between Rightime
    Administrators, Inc. and Lincoln Investment Planning, Inc. is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-95943 and B11-4231), electronically filed with the Commission via its EDGAR system on January 16, 1998.

(4) Accounting Services Agreement dated December 1, 1986 between the Registrant and Lincoln Investment Planning, Inc., including Schedules A and B, "Portfolio Accounting Current Schedule of Fees" and "Periodic Reports Supplied to Client", respectively, together with Amendment No. 1 thereto is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-
    4231), electronically filed with the Commission via its EDGAR system on January 16, 1998.

(i) Legal Opinion.
    Opinion of Stradley, Ronon, Stevens & Young LLP,dated January 15, 1998 is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on January 16, 1998.

(j) Other Opinions.
    Consent of Independent Certified Public Accountants is filed herewith as Exhibit EX99.23(j).

(k) Omitted Financial Statements.
    Not applicable.

(l) Initial Capital Agreements.

(m) Rule 12b-1 Plans.

(1) Distribution Plan of the Registrant on behalf of The Rightime Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(a) Amendment No. 1 to the Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-
    4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(2) Distribution Plan of the Registrant and on behalf of The Rightime Blue Chip Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(a) Amendment No. 1 to the Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-
    4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(3) Distribution Plan of the Registrant and on behalf of The Rightime Social Awareness Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(a) Amendment No. 1 to the Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-
    4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(5) Distribution Plan of the Registrant and on behalf of The Rightime MidCap Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, (File Nos. 2-95943 and 811-4231), electronically filed with the Commission via its EDGAR system on February 28, 1997.

(n) Financial data schedules for:

The Rightime Fund series; The Rightime Blue Chip Fund series; The
    Rightime Social Awareness Fund series; and The Rightime MidCap Fund series are incorporated by reference to the registrant's Form N-SAR, which was filed via EDGAR on December 23, 1998.

ITEM 24. Persons Controlled By or Under Common Control with the Fund.
None.

ITEM 25. Indemnification.

The Articles and By-Laws of the Registrant, and other instruments by which the Registrant is administered, do not contain any provisions or references to indemnification. The Board of Directors has been advised of the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940, as amended ("ICA"), ICA Release Number 11330 and relevant portions of ICA Release number 7221.

Reference is hereby made to the Maryland Corporations and Associations Annotated Code, Section 2-418 (1983), which contains various provisions authorizing Maryland Corporations to indemnify various persons.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

ITEM 26. Business and Other Connections of the Investment Advisor. The principal business of Rightime Econometrics, Inc. is to provide investment counsel and advice to individual and institutional investors.

ITEM 27. Principal Underwriters
(a) Lincoln Investment Planning, Inc., the only principal underwriter of the Registrant, does not act as principal underwriter, depositor or investment advisor to any other investment company.

(b) Herewith is the information required by the following table with respect to each director, officer or partner of the only underwriter named in answer to Item 20 of Part B:


(1)                                                       (2)                                          (3)
                                                              Position and                                 Position and
    Name and Principal                                        Offices with                                 Offices with
    Business Address                                          Underwriter                                  Fund
    ------------------------                                  -----------------------------                --------------
    Edward S. Forst, Sr.                                      Director                                     Vice President
    Lincoln Investment                                                                                     Secretary
    Planning, Inc.
    218 Glenside Ave.
    Wyncote, PA  19095-1595

    Edward S. Forst, Jr.                                      President/Director                           N/A
    Lincoln Investment
    Planning, Inc.
    218 Glenside Avenue
    Wyncote, PA  19095-1595

    Karen O'Neill                                             Secretary/Director                           N/A
    Lincoln Investment
    Planning, Inc.
    218 Glenside Avenue
    Wyncote, PA  19095-1595

    Thomas Forst                                              Vice President/Director                      Assistant
    Lincoln Investment                                                                                     Secretary
    Planning, Inc.
    218 Glenside Avenue
    Wyncote, PA 19095-1595

    Harry S. Forst                                            Treasurer/Director                           N/A
    Lincoln Investment
    Planning, Inc.
    218 Glenside Avenue
    Wyncote, PA 29095-1595

    Mariellen Forst-Paulus                                    Director                                     N/A
    Lincoln Investment
    Planning, Inc.
    218 Glenside Avenue
    Wyncote, PA 29095-1595

    Paul S. Mendelson                                         Chief Oper.                                  N/A
    Lincoln Investment                                        Officer
    Planning, Inc.
    218 Glenside Avenue
    Wyncote, PA 29095-1595

    James M. Frank                                            Chief Legal                                  N/A
    Lincoln Investment                                        Officer
    Planning, Inc.
    218 Glenside Avenue
    Wyncote, PA 29095-1595

</TABLE.


(c) Not applicable.

ITEM 28. Location of Accounts and Records.
Each account, book or other document required to be maintained by
Section 31(a) [15. U.S.C. 80a-30(a)] and rules under that section is in the physical possession of the following:

Advisor
Rightime Econometrics, Inc.
1095 Rydal Road
Rydal, PA 19046-1711

Underwriter and Transfer Agent
Lincoln Investment Planning, Inc.
218 Glenside Ave.
Wyncote, PA  19095-1595

Custodian
CoreStates Bank, NA
Broad & Chestnut Sts.
Philadelphia, PA  19101

ITEM 29. Management Services.
All management services are covered in the management agreement between the Registrant and Rightime Econometrics, Inc., as discussed in Parts A and B.

ITEM 30. Undertakings.
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wyncote, Pennsylvania, on the 1st day of March, 1999.




                                          THE RIGHTIME FUND, INC.


                                          /s/ DAVID J. RIGHTS
                                          ---------------------
                                          By: David J. Rights
                                          President


Pursuant to the requirements of the Securities Act, this Post-Effective No. 25 to its registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.




/s/ DAVID J. RIGHTS                   Chairman of the Board, President   March 1, 1999
---------------------
David J. Rights                       (Principal Executive
                                      Officer), and Treasurer
                                      (Principal Financial
                                      and Accounting Officer)


/s/ EDWARD S. FORST, SR.              Director                           March 1, 1999
---------------------
Edward S. Forst, Sr.


                                      Director
---------------------                                                    --------------
Francis X. Barrett


                                      Director                           --------------
---------------------
Winifred L. Tillery


/s/ CAROL A. WACKER                   Director                           March 1, 1999
---------------------
Carol A. Wacker
